As filed with the Securities and Exchange Commission on April 26, 2002

Securities Act File No. 2-57442

Investment Company Act File No. 811-2694

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. Post-Effective Amendment No. 28	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 25	☒
(Check appropriate box or boxes)

The Municipal Fund Accumulation Program, Inc.

(Exact Name of Registrant as Specified in Charter)

P.O. Box 9011, Princeton, New Jersey 08543-9011

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code (609) 282-2000

TERRY K. GLENN

The Municipal Fund Accumulation Program, Inc.
800 Scudders Mill Road, Plainsboro, New Jersey 08536
(Name and Address of Agent for Service)

Copies to:

LEONARD B. MACKEY Jr., Esq. CLIFFORD CHANCE ROGERS & WELLS LLP 200 Park Avenue New York, New York 10166	PHILIP L. KIRSTEIN, Esq. FUND ASSET MANAGEMENT, L.P. P.O. Box 9011 Princeton, New Jersey 08543-9011

It is proposed that this filing will become effective (check appropriate box):

☐ immediately upon filing pursuant to paragraph (b)

☒ on April 30, 2002 pursuant to paragraph (b)

☐ 60 days after filing pursuant to paragraph (a)(1)

☐ on (date) pursuant to paragraph (a)(i)

☐ 75 days after filing pursuant to paragraph (a)(ii)

☐ on (date) pursuant to paragraph (a)(ii) of rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Common Stock

    Investment Managers
www.mlim.ml.com
Prospectus
April 30, 2002

The Municipal Fund Investment Accumulation Program

The Municipal Fund Investment Accumulation Program is only open to holders of units of Municipal Investment Trust Fund and Defined Asset Funds — Municipal Insured Series for reinvestment of distributions on those units.

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

PAGE

KEY FACTS

The Municipal Fund Investment Accumulation Program at a Glance	3
Risk/ Return Bar Chart	5
Fees and Expenses	6

DETAILS ABOUT THE PROGRAM

How the Program Invests	7
Investment Risks	8

YOUR ACCOUNT

Participation in the Program	13
How to Buy, Sell, Transfer and Exchange Shares	14

MANAGEMENT OF THE PROGRAM

Fund Asset Management	19
Financial Highlights	20

FOR MORE INFORMATION

Shareholder Reports	Back Cover
Statement of Additional Information	Back Cover

THE MUNICIPAL FUND INVESTMENT ACCUMULATION PROGRAM

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the highlighted terms in this prospectus in the sidebar.

Municipal Bond — a debt obligation issued by or on behalf of a governmental entity or other qualifying issuer that pays interest exempt from Federal income tax.

Investment Grade — any of the four highest debt obligation ratings by recognized rating agencies, including Moody’s Investors Service, Inc., Standard & Poor’s or Fitch Ratings.

THE MUNICIPAL FUND INVESTMENT ACCUMULATION PROGRAM
AT A GLANCE

What is the Municipal Fund Investment Accumulation Program (the “Program”)?

The Program invests distributions made to holders of units of Municipal Investment Trust Fund Series and Defined Asset Funds — Municipal Investment Trust Fund Insured Series. Holders of units of these unit trust funds may elect to have their distributions reinvested in shares of the Program rather than paid in cash. The Program is not open to investment by persons who are not holders of units of the participating unit trust funds, and investments in the Program are limited to reinvestment of distributions.

What is the Program’s investment objective?

The investment objective of the Program is to provide shareholders with income exempt from Federal income tax through investment in a diversified portfolio of interest bearing long- and intermediate-term municipal bonds, the interest on which is, in the opinion of bond counsel to the issuing authorities, exempt from Federal income tax.

What are the Program’s main investment strategies?

Under normal circumstances, the Program invests at least 80% of its net assets in a portfolio of municipal bonds, the income from which is exempt from Federal income tax. These may be obligations of a variety of issuers including states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. The Program invests primarily in long- and intermediate-term municipal bonds. The Program will invest only in investment grade obligations and, measured at the time of purchase, at least 75% of its total assets will be invested in municipal bonds rated in the three highest rating categories. When choosing investments, Program management considers various factors, including the credit quality of issuers, yield analysis, diversification and call features of the obligations. The Program cannot guarantee that it will achieve its objective.

What are the main risks of investing in the Program?

As with any fund, the value of the Program’s investments — and therefore the value of the Program’s shares — may fluctuate. These changes may occur in response to interest rate changes or in response to other factors, including financial condition, that may affect the municipal bond market generally, or a particular issuer or obligation. Generally, when interest rates go up, the

THE MUNICIPAL FUND INVESTMENT ACCUMULATION PROGRAM
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value of debt instruments like municipal bonds goes down. Also, Program management may select securities that underperform the bond market or other funds with similar investment objectives and investment strategies. If the value of the Program’s investments goes down, you may lose money.

Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. Derivatives may be volatile and subject to liquidity, leverage and debt risks.

Who should invest?

The Program allows for the automatic reinvestment of distributions made to holders of units of certain unit trust funds. The Program may be an appropriate investment for you if you:

•	Want to automatically reinvest distributions you receive from a participating unit trust fund

•	Are looking for an investment that provides income that is exempt from Federal income tax

•	Want a professionally managed and diversified portfolio without the administrative burdens of direct investments in municipal bonds

•	Are looking for liquidity

•	Can tolerate the risk of loss caused by changes in interest rates or adverse changes in the price of municipal bonds in general

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RISK/RETURN BAR CHART

The bar chart and table shown below provide an indication of the risks of investing in the Program. The bar chart shows changes in the Program’s performance for each of the past ten calendar years. The table compares the average annual total returns of the Program’s shares for the periods shown with those of the Lehman Brothers Municipal Bond Index. The after-tax returns are calculated using the historical highest marginal Federal individual income tax rate in effect during the periods measured. The after-tax returns do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Program shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts or through tax advantaged education savings accounts. How the Program performed in the past is not necessarily an indication of how the Program will perform in the future.

During the ten-year period shown in the bar chart, the highest return for a quarter was 6.27% (quarter ended March 31, 1995) and the lowest return for a quarter was -5.95% (quarter ended March 31, 1994). The Program’s year-to-date return as of March 31, 2002 was 0.79%.

Average Annual Total Returns	Past	Past	Past Ten
(as of December 31, 2001)	One Year	Five Years	Years

The Municipal Fund IAP
Return Before Taxes*	2.81%	4.06%	5.16%
Return After Taxes on Distributions*	2.80%	3.72%	4.96%
Return After Taxes on Distributions and	3.66%	4.12%	5.14%
Sale of Program Shares*

Lehman Brothers Municipal Bond Index**	5.13%	5.98%	6.63%
(reflects no deduction for fees, expenses or taxes)

*	Includes all applicable fees and sales charges.

**	This unmanaged index consists of long-term revenue bonds, general obligation bonds and insured bonds, all of which mature within 30 years. Past performance is not predictive of future performance.

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UNDERSTANDING EXPENSES

Fund investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses that the Program may charge:

Expenses paid indirectly by the shareholder:

Annual Program Operating Expenses — expenses that cover the costs of operating the Program.

Management Fee — a fee paid to the Investment Adviser for managing the Program.

FEES AND EXPENSES

This table shows the different fees and expenses that you may pay if you buy and hold shares of the Program. Future expenses may be greater or less than those indicated below.

Shareholder Fees (fees paid directly from your investment):

Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None

Maximum Sales Charge (Load) imposed on Dividend Reinvestments	None

Redemption Fee	None

Exchange Fee	None

Annual Program Operating Expenses (expenses that are deducted from Program assets):

Management Fee	0.50%

Distribution and/or Service (12b-1) Fees	None

Other Expenses	0.32%

Total Annual Program Operating Expenses	0.82%

Example:

This example is intended to help you compare the cost of investing in the Program with the cost of investing in other mutual funds by illustrating the costs to you if you redeem after one, three, five and ten years.

This example assumes that you invest $10,000 in the Program for the time periods indicated, that dividends are reinvested, that your investment has a 5% return each year and that the Program’s operating expenses remain the same. This assumption is not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$84	$262	$455	$1,014

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ABOUT THE PORTFOLIO MANAGER

Theodore R. Jaeckel, Jr. is the portfolio manager of the Program. Mr. Jaeckel has been a Director (Municipal Tax-Exempt Fund Management) of Merrill Lynch Investment Managers since 1997 and was a Vice President from 1991 to 1997. Mr. Jaeckel has been primarily responsible for the management of the Program since 2001.

ABOUT THE INVESTMENT ADVISER

The Program is managed by Fund Asset Management.

HOW THE PROGRAM INVESTS

The Program’s investment objective is to seek to provide shareholders with income, exempt from Federal income tax. The Program invests primarily in long- and intermediate-term investment grade municipal bonds. Municipal bonds may be obligations of a variety of issuers including governmental entities or other qualifying issuers. Issuers may be states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal bonds may also include short term tax exempt obligations like municipal notes and variable rate demand obligations. Because of its emphasis on municipal bonds, the Program should be considered as a means of diversifying an investment portfolio and not in itself a balanced investment program.

Under normal circumstances, the Program invests at least 80% of its net assets in municipal bonds, the income from which is exempt from Federal income tax.

The Program will purchase only investment grade obligations and, measured at the time of purchase, at least 75% of its total assets will be invested in municipal bonds rated in the three highest rating categories (“A” or better) by recognized rating agencies. Under current market conditions, the Board of Directors of the Program has determined that the Program will not purchase municipal bonds if one or more of the recognized rating agencies has rated the debt obligation below investment grade. However, the Program may continue to hold municipal bonds that, after purchase, are downgraded to a rating below investment grade. This policy is discretionary and may be changed from time to time.

The Program’s investments may include private activity bonds that may subject certain shareholders to an alternative minimum tax.

The Program may invest in fixed rate or variable rate obligations. The Program may purchase municipal bonds on a when-issued or delayed delivery basis and may enter into forward commitments.

As a temporary measure for defensive purposes, or to provide liquidity, the Program may invest without limitation in short-term tax-exempt obligations. Short-term investments may limit the potential for income on your shares and may limit the Program’s ability to achieve its investment objective.

The Program may use derivatives including futures, options, indexed securities, inverse securities and swap agreements. Derivatives are financial instruments whose value is derived from another security or an index such as the Lehman Brothers Municipal Bond Index.

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Program management considers a variety of factors when choosing investments, such as:

•	Credit Quality of Issuers — based on bond ratings and other factors including economic and financial conditions.

•	Yield Analysis — takes into account factors such as the different yields available on different types of obligations and the shape of the yield curve (longer term obligations typically have higher yields).

•	Maturity Analysis — the weighted average maturity of the portfolio will be maintained within a desirable range as determined from time to time. Factors considered include portfolio activity, maturity of the supply of available bonds and the shape of the yield curve.

In addition, Program management considers the availability of features that protect against an early call of a bond by the issuer.

INVESTMENT RISKS

This section contains a summary discussion of the general risks of investing in the Program. As with any mutual fund, there can be no guarantee that the Program will meet its investment objective or that the Program’s performance will be positive for any period of time.

Bond Market and Selection Risk — Bond market risk is the risk that the bond market will go down in value, including the possibility that the market will go down sharply and unpredictably. Selection risk is the risk that the investments that Program management selects will underperform the market or other funds with similar investment objectives and investment strategies.

Credit Risk — Credit risk is the risk that the issuer will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Interest Rate Risk — Interest rate risk is the risk that prices of municipal bonds generally increase when interest rates decline and decrease when

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interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities.

Call and Redemption Risk — A bond’s issuer may call a bond for redemption before it matures. If this happens to a bond the Program holds, the Program may lose income and may have to invest the proceeds in bonds with lower yields.

Borrowing and Leverage — The Program may borrow for temporary emergency purposes, including to meet redemptions. Borrowing may exaggerate changes in the net asset value of Program shares and in the yield on the Program’s portfolio. Borrowing will cost the Program interest expense and other fees. The cost of borrowing may reduce the Program’s return. Certain securities that the Program buys may create leverage including, for example, when-issued securities and forward commitments.

Risks associated with certain types of obligations in which the Program may invest include:

General Obligation Bonds — The faith, credit and taxing power of the issuer of a general obligation bond secures payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

Revenue Bonds — Payments of interest and principal on revenue bonds are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax or other revenue source. These payments depend on the money earned by the particular facility or class of facilities. Industrial development bonds are one type of revenue bond.

Industrial Development Bonds — Municipalities and other public authorities issue industrial development bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, the Program may not receive any income or get its money back from the investment.

Moral Obligation Bonds — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

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Municipal Lease Obligations — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, it may be difficult to sell the property and the proceeds of a sale may not cover the Program’s loss.

Insured Municipal Bonds — Bonds purchased by the Program may be covered by insurance that guarantees timely interest payments and repayment of principal on maturity. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. Insured bonds are subject to market risk.

When Issued Securities, Delayed Delivery Securities and Forward Commitments — When issued and delayed delivery securities and forward commitments involve the risk that the security the Program buys will lose value prior to its delivery to the Program. There also is the risk that the security will not be issued or that the other party will not meet its obligation, in which case the Program loses the investment opportunity of the assets it has set aside to pay for the security and any gain in the security’s price.

Variable Rate Demand Obligations — Variable rate demand obligations (VRDOs) are floating rate securities that combine an interest in a long term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Program may lose money.

Derivatives — The Program may use derivatives, including indexed and inverse floating rate securities, options on portfolio positions, options on securities or other financial indices, financial futures and options on such futures and swap agreements. Derivatives allow the Program to increase or decrease its risk exposure more quickly and efficiently than other types of instruments.

Derivatives are volatile and involve significant risks, including:

Credit risk — the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Program.

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Leverage risk — the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

The Program may use derivatives for hedging purposes including anticipatory hedges. Hedging is a strategy in which the Program uses a derivative to offset the risks associated with other Program holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by the Program or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Program, in which case any losses on the holdings being hedged may not be reduced. There can be no assurance that the Program’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Program is not required to use hedging and may choose not to do so.

Indexed and Inverse Floating Rate Securities — The Program may invest in securities whose potential returns are directly related to changes in an underlying index or interest rate, known as indexed securities. The return on indexed securities will rise when the underlying index or interest rate rises and fall when the index or interest rate falls. The Program may also invest in securities whose return is inversely related to changes in an interest rate (inverse floaters). In general, income on inverse floaters will decrease when short term interest rates increase and increase when short term interest rates decrease. Investments in inverse floaters may subject the Program to the risks of reduced or eliminated interest payments and losses of principal. In addition, certain indexed securities and inverse floaters may increase or decrease in value at a greater rate than the underlying interest rate which effectively leverages the Program’s investment. As a result, the market value of such securities will generally be more volatile than that of fixed rate, tax exempt securities. Indexed securities and inverse floaters are derivative securities and can be considered speculative.

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Illiquid Investments — The Program may invest up to 15% of its net assets in illiquid securities that it cannot easily sell within seven days at current value or that have contractual or legal restrictions on resale. If the Program buys liquid securities it may be unable to quickly sell them or may be able to sell them only at a price below current value.

STATEMENT OF ADDITIONAL INFORMATION

If you would like further information about the Program, including how it invests, please see the Statement of Additional Information.

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PARTICIPATION IN THE PROGRAM

The purpose of the Program is to permit you to reinvest distributions you receive on units you hold of various series of certain unit trust funds. The unit trust funds include all series of Municipal Investment Trust Fund Series and Defined Asset Funds — Municipal Investment Trust Fund Insured Series. Distributions on units held by you will be paid to you in cash unless you elect to reinvest the distributions in shares of the Program by sending a notice in writing to the program agent. The program agent is The Bank of New York, 5 Penn Plaza, New York, New York 10286. You may also change an election you have made to participate in the Program by notifying the program agent in writing. Your initial notice and notice of any change must be received by the program agent at least 10 days prior to the record date of the first distribution to which you want such change to apply.

Distributions on units of the unit trust funds may consist of interest income, or capital gains or principal on the units. You may elect to have some or all of these distributions reinvested in shares of the Program. Any distribution that you elect to have reinvested in shares of the Program will be automatically reinvested by the program agent on your behalf on the date the distribution is made. On that date, the distribution will be applied to the purchase of shares of the Program at net asset value, without a sales charge. If you have elected to have distributions of principal on your units invested in shares of the Program, the proceeds of redemption or payment at maturity of securities held in the unit trust fund represented by your units will be invested in shares of the Program, rather than being distributed to you in cash.

The program agent will mail to you a report of each distribution that is reinvested in shares of the Program. Even though distributions are being reinvested in shares of the Program, for Federal income tax purposes, you will be considered to have received those distributions.

The Board of Directors of the Program may decide to change the terms of investment in shares of the Program or terminate the Program entirely without notice to you. In addition, the Board of Directors of the Program may appoint a substitute program agent or an additional program agent.

The administrators of the Program are Merrill Lynch, Pierce Fenner & Smith Incorporated, Prudential Securities Incorporated, Morgan Stanley Dean Witter Inc. and Salomon Smith Barney Inc. The administrators are the sponsors of the unit trust funds.

For further details of the terms and conditions of the Program see the Statement of Additional Information.

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HOW TO BUY, SELL, TRANSFER AND EXCHANGE SHARES

The chart on the following pages summarizes how to buy, sell, transfer and exchange shares of the Program.

If You Want to	Your Choices	Information Important for You to Know

Buy Shares	First, you decide whether you want to participate in the Program	Refer to the description of the Program on page 13. Be sure to read this prospectus carefully.

	Next, determine what distributions from the unit trust funds you want to reinvest	Distributions from the unit trust funds may consist of interest income, capital gains or principal. You may reinvest the distributions of interest income or of capital gains or of principal, or you may reinvest all distributions

	Notify the program agent of your election to reinvest some or all distributions you receive from the unit trust funds	The notice must be in writing and received by the program agent at least ten days before the record date for the first distribution you want to have reinvested

	Decide whether your shares will be held in an account with your securities dealer or with the program agent	Consult with your securities dealer. Under certain circumstances, your securities dealer may not be able to hold your shares in your account with the securities dealer

Add to Your Investment	Purchase additional shares	Once you have elected to participate in the Program, distributions from the unit trust funds that you have elected to have reinvested in the Program will be automatically reinvested. If you have not already elected to have all of your distributions from the unit trust funds reinvested, you may notify the program agent that you wish to reinvest more of your distributions.

	Acquire additional shares through the Program’s automatic dividend reinvestment plan	All dividends on shares of the Program are automatically reinvested in additional shares of the Program without a sales charge.

Stop Reinvesting Distributions in Shares of the Program	Notify the program agent in writing	Your election to stop reinvesting some or all distributions from the unit trust funds in shares of the Program will be effective for any distribution that has a record date that is more than ten days after the program agent receives your written notice.

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If You Want to	Your Choices	Information Important for You to Know

Transfer Shares to Another Securities Dealer (continued)	Transfer to a participating securities dealer	You may transfer your shares of the Program only to another securities dealer that has entered into an agreement with Merrill Lynch. All future trading of these assets must be coordinated by the receiving firm.

	Transfer to a non-participating securities dealer	You must either: • Transfer your shares to an account with the Program Agent; or • Sell your shares.

Sell Your Shares	Have your securities dealer submit your sales order to one of the Administrators	The price of your shares is based on the next calculation of net asset value after your order is placed. For your redemption request to be priced at the net asset value on the day of your request, you must submit your request to your dealer prior to that day’s close of business on the New York Stock Exchange (generally 4:00 p.m. Eastern time). Any redemption request placed after that time will be priced at the net asset value as of the close of business on the next business day.

Securities dealers may charge a fee to process a redemption of shares. No processing fee is charged if you redeem shares held by the Program Agent.

The Program may reject an order to sell shares under certain circumstances.

Sell through the Program Agent	You may sell shares held at the Program Agent by writing to the Program Agent at the address on the inside back cover of this prospectus. All shareholders on the account must sign the letter. A signature guarantee will generally be required but may be waived in certain limited circumstances. You can obtain a signature guarantee from a bank, securities dealer, securities broker, credit union, savings association, national securities exchange or registered securities association. A notary public seal will not be acceptable. If you hold stock certificates, return the certificates with the letter. The Program Agent will normally mail redemption proceeds within seven days following receipt of a properly completed request.

If you hold share certificates, they must be delivered to the Program Agent before they can be converted. Check with the Program Agent or your securities dealer for details.

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If You Want to	Your Choices	Information Important for You to Know

Exchange Your Shares	You may exchange your shares for shares of another program. Be sure to read that program’s prospectus	You can exchange your shares of the Program for shares of The Corporate Fund Accumulation Program, Inc. You must have held the shares used in the exchange for at least 60 calendar days before you can exchange to the other program.

To exercise the exchange privilege, contact one of the Administrators or the Program Agent.

Although there is currently no limit on the number of exchanges that you can make, the exchange privilege may be modified or terminated at any time in the future.

Because of the high cost of maintaining smaller shareholder accounts, the Program may redeem the shares in your account if the net asset value of your account falls below $500 due to redemptions you have made. You will be notified that the value of your account is less than $500 before the Program makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 before the Program takes any action. This involuntary redemption does not apply to Uniform Gifts or Transfers to Minors Act accounts.

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Net Asset Value — the market value of the Program’s total assets after deducting liabilities, divided by the number of shares outstanding.
Dividends — exempt interest, ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Program shares as they are paid.
HOW SHARES ARE PRICED

Each distribution on your units will automatically be applied to purchase shares at net asset value. This is the offering price. Shares are also redeemed at their net asset value. The Program calculates its net asset value (generally by using market quotations) each day the New York Stock Exchange is open, as of the close of business on the Exchange, based on prices at the time of closing. The Exchange generally closes at 4:00 p.m. Eastern time. The net asset value used in determining your price is the next one calculated after your purchase or redemption order is placed.

DIVIDENDS AND TAXES

The Program will distribute net investment income monthly and net realized capital gains at least annually. The Program may also pay a special distribution at the end of the calendar year to comply with Federal income tax requirements. If you would like to receive dividends in cash, contact the Program Agent.

To the extent that the dividends distributed by the Program are from municipal bond interest income, they are exempt from Federal income tax, but they may be subject to state and local income taxes. Certain investors may be subject to a Federal alternative minimum tax on dividends received from the Program. Interest income from other investments may produce taxable dividends. The Program may realize capital gains on the sale of its municipal bonds. These capital gains will be taxable to you.

Generally, within 60 days after the end of the Program’s taxable year, you will be informed of the amount of exempt-interest dividends and capital gains dividends you received that year. Capital gain dividends are generally taxable as long-term capital gains to you, regardless of how long you have held your shares. The tax treatment of dividends from the Program is the same whether you choose to receive distributions in cash or to have them reinvested in shares of the Program.

By law, your dividends will be subject to a withholding tax if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

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If you redeem Program shares or exchange them for shares of The Corporate Fund Accumulation Program, Inc., you generally will be treated as having sold your shares and any gain on the transaction may be subject to Federal income tax. Capital gains are generally taxed at different rates than ordinary income dividends.

This section summarizes some of the consequences of an investment in the Program under current Federal tax laws. It is not a substitute for personal tax advice. You should consult your personal tax adviser about the potential tax consequences to you of an investment in the Program under all applicable tax laws.

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FUND ASSET MANAGEMENT

Fund Asset Management, L.P., the Program’s Investment Adviser, manages the Program’s investments and its business operations under the overall supervision of the Program’s Board of Directors. The Investment Adviser has the responsibility for making all investment decisions for the Program. For the fiscal year ended December 31, 2001, the Program paid the Investment Adviser a fee at the annual rate of 0.50% of the average daily net assets of the Program.

Fund Asset Management was organized as an investment adviser in 1977 and offers investment advisory services to more than 50 registered investment companies. Fund Asset Management and its affiliates, including Merrill Lynch Investment Managers, had approximately $517 billion in investment company and other portfolio assets under management as of March 2002. This amount includes assets managed for Merrill Lynch affiliates.

The Investment Adviser, together with the Administrators of the Program, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Prudential Securities Incorporated, Morgan Stanley Dean Witter Inc., and Salomon Smith Barney Inc., is also responsible for the overall management of the Program’s business operations. The Administrators perform certain management services necessary for the operation of the Program and provide office space, facilities and necessary personnel for such services. For these services, the Investment Adviser pays the Administrators an aggregate monthly fee at the annual rate of 0.20% of the Program’s average daily net assets.

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FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Program’s financial performance for the past five years. Certain information reflects financial results for a single Program share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Program (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche LLP, whose report, along with the Program’s financial statements, are included in the Program’s Annual Report, which is available upon request.

	For the Year Ended December 31,
Increase (Decrease) in
Net Asset Value:	2001	2000	1999	1998	1997

Per Share Operating Performance:

Net asset value, beginning of year	$17.33	$16.35	$18.50	$19.22	$18.85

Investment income — net	.85	.85	.79	.88	.96

Realized and unrealized gain (loss) on investments — net	(.37)	.98	(2.00)	.12	.56

Total from investment operations	.48	1.83	(1.21)	1.00	1.52

Less dividends and distributions:

Investment income — net	(.85)	(.85)	(.79)	(.88)	(.96)

Realized gain on investments — net	— †	—	—	(.84)	(.19)

In excess of realized gain on investments — net	—	—	(.15)	—	—

Total dividends and distributions	(.85)	(.85)	(.94)	(1.72)	(1.15)

Net asset value, end of year	$16.96	$17.33	$16.35	$18.50	$19.22

Total Investment Return:

Based on net asset value per share	2.81%	11.57%	(6.77%)	5.35%	8.29%

Ratios to Average Net Assets:

Expenses	.82%	.79%	.79%	.76%	.72%

Investment income — net	4.89%	5.06%	4.47%	4.54%	5.05%

Supplemental Data:

Net assets, end of year (in thousands)	$405,385	$430,491	$432,433	$525,583	$543,595

Portfolio turnover	76%	111%	222%	178%	131%

†	Amount is less than $.01 per share.

THE MUNICIPAL FUND INVESTMENT ACCUMULATION PROGRAM
20

THE MUNICIPAL FUND INVESTMENT ACCUMULATION PROGRAM

For More Information

Shareholder Reports

Additional information about the Program’s investments is available in the Program’s annual and semi-annual reports to shareholders. In the Program’s annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Program’s performance during its last fiscal year. You may obtain these reports at no cost by calling 1-800-MER-FUND.

The Program will send you one copy of each shareholder report and certain other mailings, regardless of the number of Program accounts you have. To receive separate shareholder reports for each account, write to the Program Agent at its mailing address. Include your name, address, tax identification number and brokerage or Program account number. If you have any questions, please call your securities dealer or the Program Agent at 1-800-221-7771.

Statement of Additional Information

The Program’s Statement of Additional Information contains further information about the Program and is incorporated by reference (legally considered to be part of this prospectus). You may request a free copy by writing the Program at The Bank of New York, 5 Penn Plaza, New York, New York 10286 or by calling 1-800-221-7771.

Contact your securities dealer or the Program at the following address and telephone number if you have any shareholder inquiries or would like to request other information about the Program. The address of the Program is P.O. Box 9011, Princeton, New Jersey 08543-9011, and its telephone number is (609) 282-2000.

Information about the Program (including the Statement of Additional Information) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the public reference room. This information is also available on the SEC’s Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with information that is different from the information contained in this Prospectus.

Investment Company Act file #811-2694

Code #19102-04-02
© Fund Asset Management, L.P.
   Investment Managers
Prospectus
April 30, 2002

The Municipal Fund

Investment Accumulation Program

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
www.mlim.ml.com

STATEMENT OF ADDITIONAL INFORMATION

The Municipal Fund Investment

Accumulation Program

Shares of Common Stock

      The Municipal Fund Accumulation Program, Inc. (the “Program”) is an open-end management investment company whose objective is to obtain income exempt from Federal income tax through investment in a diversified portfolio (the “Portfolio”) of state, municipal and public authority bonds, the interest on which is, in the opinion of bond counsel to the issuing authorities, exempt from Federal income tax. Shares of the Program are offered without sales charge to the holders of Units of certain series of Unit Trust Funds described in the Prospectus in order to provide a means for the automatic reinvestment of distributions of interest or dividend income and capital gains and principal on such Units in Shares of the Program on the Terms and Conditions of Participation set forth herein. There can be no assurance that the investment objective of the Program will be realized. The address of the Program is P.O. Box 9011, Princeton, New Jersey 08543-9011, and its telephone number is (609) 282-2000.

Investment Adviser

Fund Asset Management, L.P.

Administrators

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Prudential Securities Incorporated
Morgan Stanley Dean Witter Inc.
Salomon Smith Barney Inc.

      This Statement of Additional Information of the Program is not a prospectus and should be read in conjunction with the Prospectus of the Program (the “Prospectus”) dated April 30, 2002 which has been filed with the Securities and Exchange Commission and can be obtained, without charge, by calling or by writing the Program at the above telephone number or address. The Prospectus is incorporated by reference into this Statement of Additional Information, and this Statement of Additional Information is incorporated by reference into the Prospectus. The Program’s audited financial statements are incorporated in this Statement of Additional Information by reference to its 2001 Annual Report. You may request a copy of the Annual Report at no charge by calling 1-800-637-3863 between 8:00 a.m. and 8:00 p.m., Eastern time, on any business day.

The date of this Statement of Additional Information is April 30, 2002.

THE PROGRAM

In General

      The investment objective of the Program is to obtain income exempt from Federal income tax through investment in a diversified portfolio (the “Portfolio”) of interest bearing long- and intermediate-term state, municipal and public authority bonds, the interest on which is, in the opinion of bond counsel to the issuing authorities, exempt from Federal income tax (see “Investment Objectives and Policies” herein and “How the Program Invests” in the Prospectus for a discussion of the investment objectives and policies of the Program). This investment objective is a fundamental policy of the Program and may not be changed without a vote of the majority of the outstanding shares of the Program. The Program is classified as a diversified fund under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

      The shares of capital stock, $.01 par value, of the Program (“Shares”) are offered hereby without sales charge to the holders of units (“Units”) of all series of Municipal Investment Trust Fund (the “Unit Trust Funds”) and Defined Asset Funds — Municipal Insured Series. The Unit Trust Funds consist of a number of different unit investment trusts holding portfolios of state, municipal and public authority bonds. The Program has been formed to facilitate reinvestment of distributions on units (the “Units”) of the various series of the Unit Trust Funds. Since the Program is an open-end investment company, the Shares are redeemable by the holder at the net asset value next determined after the receipt of the redemption request in proper form.

Terms and Conditions of Participation

      All persons who are or who become registered holders of Units of series of the Unit Trust Funds offering a reinvestment option are eligible to participate in the Program and are herein called “Holders.” Holders include brokers or nominees of banks and other financial institutions that are or become registered holders of Units. Such eligibility is subject to the terms and conditions of participation (the “Terms and Conditions”) set forth under this caption.

      Distributions on Units of series of the Unit Trust Funds offering a reinvestment option will be paid in cash unless Holders elect to reinvest such distributions in the Program by sending a notice in writing to the Program agent. Each Holder participating in the Program will receive a copy of the Program’s prospectus (the “Prospectus”) and may request a copy of the Program’s Statement of Additional Information; a Holder not participating in the Program may request a copy of the Prospectus and this Statement of Additional Information. Holders of Units may elect to participate in the Program or to change a previous election by notice in writing to the Program agent. Notice of any change in the basis of participation or of election to participate in the Program must be received by the Program agent in writing at least ten days prior to the record day for the first distribution to which such notice is to apply.

      Under these Terms and Conditions, both distributions of interest income and distributions of capital gains, if any, and principal (or either such type of distribution) on Units of Holders participating in the Program will be invested without sales charge in Shares. Holders who are participating in the Program and whose Units are therefore subject to these Terms and Conditions are herein called “Shareholders.” The Bank of New York (5 Penn Plaza, New York, New York 10286) will act as the Program agent (the “Agent”) for the Shareholders. All securities, cash and other similar assets of the Program will be held by the Agent as custodian. The Agent also acts as the Program’s dividend disbursing agent, transfer agent and registrar and performs certain other services for the Program.

      Under these Terms and Conditions, each distribution of interest income and capital gains, if any, and principal on a Shareholder’s Units, will, on the date of such distribution, automatically be received by the Agent on behalf of such Shareholder and applied to purchase Shares at net asset value, without sales charge. In the case of Holders of Units whose distributions of principal are being invested in the Program, the proceeds of redemption or payment at maturity of securities held in the unit investment trust represented by the Holder’s Units will be invested in Shares, rather than being distributed in cash to the

Holder. Net interest income, after expenses, received by the Program on obligations in its portfolio will be distributed by the Program monthly and net realized capital gains, if any, will be distributed at least annually. Such distributions will be reinvested automatically in Shares of the Program unless the Shareholder elects, by written notice to the Agent, not to have such distributions reinvested in Shares (see “Dividends and Taxes” herein).

      The Program has qualified and intends to continue to qualify (i) for the tax treatment applicable to “regulated investment companies” under the Internal Revenue Code of 1986, as amended (the “Code”) and (ii) to pay “exempt-interest” dividends as permitted under the Code. Pursuant to such qualification, if the Program distributes to Shareholders (without regard to designated capital gains distributions) an amount equal to or in excess of the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income, such “exempt-interest” dividends reflecting tax-exempt interest received by the Program will be tax-exempt in the hands of Shareholders, except possibly where a Shareholder might be deemed to be a “substantial user,” as defined in the Code, or subject to alternative minimum tax. The Program will not be subject to Federal income tax on such part of its net capital gains, if any, as it distributes to Shareholders, although it may be subject to certain state and local taxes. For these purposes, any capital gains of the Program which are reinvested are considered to have been distributed (see “Dividends and Taxes” herein).

      In addition to their right to redeem their Shares and receive a payment equal to the net asset value thereof (see “Redemption of Shares” and “Exchange Privilege” herein), Shareholders may at any time, by so notifying the Agent in writing (the Agent will deliver a copy of such notice to the trustee for the respective series of the Unit Trust Funds), elect to (i) terminate their participation in the Program and thereafter receive all distributions on their Units in cash, (ii) terminate their participation in part as to distributions of capital gains and principal on their Units and thereafter receive distributions in cash out of the principal accounts for the respective Unit Trust Funds or (iii) terminate their participation in part as to distributions of interest on their Units and thereafter receive future distributions in cash out of the interest accounts for the respective series.

      All the costs of establishing and administering the Program and these Terms and Conditions are borne by the Program. The administrators of the Program (the “Administrators”) are Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”), Prudential Securities Incorporated, Morgan Stanley Dean Witter Inc., and Salomon Smith Barney Inc., which are sponsors of Unit Trust Funds. The investment adviser to the Program is Fund Asset Management, L.P. (the “Adviser” or “FAM”), P.O. Box 9011, Princeton, New Jersey 08543-9011, a registered investment adviser and an affiliate of Merrill Lynch. The Adviser receives as annual compensation, payable monthly, for its services in connection with the Program a fee of 0.50% of the average net assets of the Program. The Administrators receive from the Adviser as annual compensation, payable monthly, for their services in connection with the Program a fee of 0.20% of the average net assets of the Program (see “Investment Advisory and Administration Agreements”).

      The Agent will mail to each Shareholder a report of each transaction undertaken for such Shareholder in receiving distributions and purchasing Shares. Distributions on Units which are applied to purchase Shares are considered to have been distributed to Shareholders for Federal income tax purposes, and all taxes which are payable in respect to such distributions must be paid by Shareholders regardless of participation in the Program.

      On tender for redemption of any or all of his Shares, a Shareholder will be entitled to receive within seven days a payment representing the net asset value of the Shares (including fractional Shares), provided that such right of redemption may be suspended or postponed under certain circumstances described under “Redemption of Shares” and “Exchange Privilege” herein.

      If the Holder is a broker or a nominee of a bank or another financial institution, the trustee and Agent will apply these Terms and Conditions on the basis of the respective numbers of Units certified from time to time by such Holder to be the total numbers of Units registered in such Holder’s name and held for the accounts of beneficial owners who are to participate in the Program, upon the several bases of participation offered by the Program at the time. It is anticipated, however, that, due to administrative problems connected with Units held in “street name” other than by Merrill Lynch, such Units will be registered in the names of the beneficial owners thereof unless such owners elect not to participate in the Program.

      Merrill Lynch or its nominee holds in its name Program Shares for the accounts of customers whose Unit Trust Funds are held in Merrill Lynch accounts and who elect to reinvest in the Program. These Shares may be transferred to an account in the customer’s name with the Agent upon request. Merrill Lynch maintains records identifying the names and addresses of these customers and their Share balances, and will be compensated for these services by the Agent out of fees it receives from the Program.

      Experience may indicate that changes in these Terms and Conditions are desirable or that this offering should be terminated. Such changes may be made or this offering may be terminated at the direction of the Board of Directors of the Program (the “Board”) without notice to any Shareholder. The Board may at any time appoint a substitute agent or an additional agent to act for the Program.

INVESTMENT OBJECTIVES AND POLICIES

      The investment objective of the Program is to provide shareholders with income exempt from Federal income tax through investment in a diversified portfolio of interest bearing long- and intermediate-term state, municipal and public authority bonds, the interest on which is, in the opinion of bond counsel to the issuing authorities, exempt from Federal income tax (“Municipal Bonds”). The Program invests, under normal circumstances, at least 80% of its net assets in investments the income from which is exempt from Federal income tax. The Program’s investment objective and policy of investing at least 80% of its net assets in federally tax exempt investments are fundamental policies that may not be changed without approval of a majority of the Program’s outstanding shares.

General

      In making the Program’s investments in Municipal Bonds, the Adviser considers the following factors, among others:

(i) the quality of the Municipal Bonds: not less than 75% of the Program’s total assets will be invested in Municipal Bonds that (a) will (determined on the basis of current value) at the time of acquisition be rated “A” or better by a nationally recognized statistical rating organization (“NRSRO”), including Standard & Poor’s (“Standard & Poor’s”), Fitch Ratings (“Fitch”) or Moody’s Investors Service, Inc. (“Moody’s”), and all of which will at such time be rated “BBB/ Baa” or better by a NRSRO or (b) will have, in the opinion of the Adviser, similar credit characteristics. (Under current market and other conditions, the Board has determined that all of the Municipal Bonds in which the Program invests will at the time of acquisition be rated “BBB” or “Baa” or better by the NRSROs or will have, in the opinion of the Adviser, similar credit characteristics. No split-rating below “BBB” or “Baa” by one or more of the NRSROs at the time of the acquisition will be permitted.) (See Appendix: “Ratings of Municipal Bonds” for a description of the rating categories);

(ii) the yield and price of the Municipal Bonds relative to other Municipal Bonds of comparable quality and maturity;

(iii) the maturity of the Municipal Bonds; and

(iv) the diversification of the Municipal Bonds as to purpose of issue and location of issuer, taking into account the availability in the market of issuers which meet the Program’s quality, rating, yield and price criteria.

      While the Program will invest the proceeds of the sale of its Shares (and other cash proceeds such as those generated by redemptions, maturities or sales of portfolio securities) as promptly as possible, some short period of time may elapse between the time the Program receives such proceeds and the time such proceeds are invested by the Program. However, the Program reserves the right to extend such period for defensive purposes. During such periods such proceeds may be held in cash or invested in temporary investments (principally state, municipal and public authority notes, bonds and commercial paper) (“Temporary Investments”) that have credit characteristics, in the opinion of the Adviser, similar to those provided for other portfolio securities and the interest income on which is, in the opinion of counsel to the issuing authorities, exempt from Federal income tax. The Program will not invest in short-term obligations other than those on which the interest income is, in the opinion of counsel to the issuing authorities, exempt from Federal income tax. The Fund may also invest in variable rate demand obligations (“VRDOs”) and VRDOs in the form of participation interests (“Participating VRDOs”) in variable rate tax-exempt obligations held by a financial institution.

      The fact that a Municipal Bond may cease to be rated or that its rating may be reduced below the ratings referred to above will not require that it be eliminated from the Portfolio but will be considered by the Adviser in determining whether it should be retained or sold.

      A portion of the Program’s assets may be invested in Municipal Bonds rated BBB/ Baa by one or more NRSROs. Although Municipal Bonds rated BBB normally exhibit adequate protection parameters, they entail a greater degree of risk and are of a more speculative nature than obligations rated in the higher categories. Therefore, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt obligations in this category than in higher rated categories. Municipal Bonds rated Baa are also speculative in nature and entail greater risks than those rated in higher categories. Although interest payments and principal security may appear adequate for the present, certain protective elements may be lacking or may be characteristically unreliable over any great length of time. See Appendix: “Ratings of Municipal Bonds” for a description of rating categories.

      At the time that Municipal Bonds are originally issued, opinions relating to the validity of such Municipal Bonds and to the exemption of interest thereon from Federal income taxes are rendered by counsel to the respective issuing authorities. Neither the Program nor the Adviser nor the Administrators nor the Agent, nor their counsel, will make any review of the proceedings relating to the issuance of the Municipal Bonds or the basis for such opinions.

      The Program does not intend to concentrate its investments in obligations of any one state.

Risk Factors and Special Considerations Relating to Municipal Bonds

      The risks and special considerations involved in investment in Municipal Bonds vary with the types of instruments being acquired. See “Investment Objectives and Policies — Description of Municipal Bonds”.

      The value of Municipal Bonds generally may be affected by uncertainties in the municipal markets as a result of legislation or litigation changing the taxation of Municipal Bonds or the rights of Municipal Bond holders in the event of a bankruptcy. Municipal bankruptcies are rare and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear. Further, the application of state law to Municipal Bond issuers could produce varying results among the states or among Municipal Bond issuers within a state. These uncertainties could have a significant impact on the prices of the Municipal Bonds in which the Program invests.

      The suitability for any particular investor of a purchase of shares of the Program will depend upon, among other things, such investor’s investment objectives and such investor’s ability to accept the risks of investing in such markets, including the loss of principal.

      An investment in the Program should be made with an understanding of the risks which an investment in fixed-rate long- and intermediate-term debt obligations may entail, including the risk that the value of the Program’s portfolio, and hence the net asset value of the Shares, will decline with increases in interest rates. Interest rates and, thus, the value of the fixed rate debt obligations, have fluctuated substantially in recent periods and may continue to do so in the future.

      The yields on Municipal Bonds are dependent on a variety of factors, including general money market conditions, general conditions of the municipal bond market, size of a particular offering, the maturity of the obligation and rating of the issue. The ratings of the NRSROs represent their opinions as to the quality of the Municipal Bonds which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Municipal Bonds with the same maturity, coupon and rating may have different yields, while Municipal Bonds of the same maturity and coupon with different ratings may have the same yield.

      Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated in a number of states. Decisions in some states have been reached holding such school financing in violation of state constitutions. In addition, legislation to effect changes in public school financing has been introduced in a number of states. The Program is unable to predict the outcome of the pending litigation and legislation in this area and what effect, if any, resulting changes in the sources of funds, including proceeds from property taxes applied to the support of public schools, may have on any school Bonds which may be in the Portfolio.

      Certain of the Municipal Bonds in the Program may be bonds of issuers (including California issuers) who rely in whole or in part on ad valorem real property taxes as a source of revenue. An amendment to the constitution of the State of California approved in 1978, commonly referred to as “Proposition 13,” provides for strict limitations on such ad valorem real property taxes and has had a significant impact on the taxing powers of local governments and on the financial conditions of school districts and local governments in California. As of the date hereof, none of the Municipal Bonds in the Program and none of the ratings thereof have been directly affected by Proposition 13, but there is no assurance that there will be no such adverse effects in the future. Similar proposals, in the form of state legislative proposals or voter initiatives, to limit ad valorem real property taxes have been introduced in various other states. It is not possible at this time to predict the final impact of Proposition 13, or of similar future legislative or constitutional measures, on school districts and local governments or on their abilities to make future payments on their outstanding debt obligations.

      From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on Municipal Bonds or for making available to municipal issuers alternative sources of funds or credit which might result in substantial amounts of financing being made available from other sources — such as the issuance of taxable bonds accompanied by a partial Federal subsidy of interest payments thereon. Similar proposals may be advanced in the future. If these proposals or similar proposals were to be enacted, the availability of Municipal Bonds for investment by the Program and the value of the Program’s Portfolio would be affected. Additionally, the Program would reevaluate its investment objectives and policies and consider changes in the structure of the Program, subject to any applicable requirement for Shareholder approval.

Description of Municipal Bonds

      Set forth below is a detailed description of the Municipal Bonds and Temporary Investments in which the Program may invest. Information with respect to ratings assigned to tax-exempt obligations that the Program may purchase is set forth in Appendix: “Ratings of Municipal Bonds.” See “How the Program Invests” in the Prospectus.

      The Tax Reform Act of 1986 (the “1986 Act”) made substantial changes to the rules regarding the tax treatment of state and local government bonds. Among other changes, the 1986 Act narrowed the scope of state and local government bonds which qualify for exemption, and introduced the concept of “private activity bonds” to replace the prior law concept of “industrial development bonds.” In addition to investing in Bonds which are subject to the current rules under the 1986 Act and subsequent legislation, the Program holds and will continue to hold Bonds, including industrial development bonds, that were issued prior to the 1986 Act and which continue to be tax-exempt.

      Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including, among other purposes, the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other such public purposes include the refunding of outstanding obligations and obtaining funds for general operating expenses and lending to other public institutions and facilities. In addition, certain types of private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, airport, public transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Such obligations are included within the types of Municipal Bonds that may be acquired by the Program if the interest paid thereon is exempt from Federal income tax in the opinion of counsel for the issuing governmental authority. Other types of private activity bonds, the proceeds of which are used for the acquisition, construction, reconstruction or improvement of privately-operated manufacturing facilities, may also qualify for such tax exemption, although the current Federal tax laws place substantial limitations on the size of such issues.

      General Obligation Bonds. General obligation bonds are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest. The taxing power of any governmental entity may be limited, however, by provisions of its state constitution or laws, and an entity’s creditworthiness will depend on many factors, including potential erosion of its tax base due to population decline, natural disasters, decline in the state’s industrial base or inability to attract new industries, economic limits on the ability to tax without eroding the tax base, state legislative proposals or voter initiatives to limit ad valorem real property taxes and the extent to which the entity relies on Federal or state aid, access to capital markets or other factors beyond the state’s or entity’s control. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base.

      Revenue Bonds. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as payments from the user or the facility being financed; accordingly the timely payment of interest and the repayment of principal in accordance with the terms of the revenue or special obligation bond is a function of the economic viability of such facility or such revenue source.

      Industrial Development Bonds and Private Activity Bonds. The Program may purchase industrial development bonds (“IDBs”) and private activity bonds. IDBs and private activity bonds are, in most cases, tax-exempt securities issued by states, municipalities or public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction or improvement of a facility to be used by the entity. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity which may or may not be guaranteed by a parent company or otherwise secured. IDBs and private activity bonds generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, an investor should be aware that repayment of such bonds generally depends on the revenues of a private entity and be aware of the risks that such an investment may entail. Continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors including the size of the entity, capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed. The Program may not be an appropriate investment medium for entities that are a “substantial user of facilities” financed by private activity bonds or for investors who are “related persons” thereof within the meaning of Section 147(a) of the Code.

      Moral Obligation Bonds. The Program also may invest in the “moral obligation” bonds, which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

      Municipal Lease Obligations. Also included within the general category of Municipal Bonds are participation certificates in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called “lease obligations”) entered into by a state or political subdivision to finance the acquisition, development or construction of equipment, land or facilities. Although lease obligations do not constitute general obligations of the issuer for which the lessee’s unlimited taxing power is pledged, a lease obligation is frequently backed by the lessee’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses which provide that the lessee has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional securities. Certain investments in lease obligations may be illiquid. The Program may not invest in illiquid lease obligations if such investment, together with all other illiquid investments, would exceed 15% of the Program’s net assets. The Program may, however, invest without regard to such limitation in lease obligations which the Adviser, pursuant to guidelines which have been adopted by the Board and subject to the supervision of the Board, determines to be liquid. The Adviser will deem lease obligations liquid if they are publicly offered and have received an investment grade rating of BBB/Baa or better by one or more NRSROs. Unrated lease obligations, or those rated below investment grade, will be considered liquid if the obligations come to the market through an underwritten public offering and at least two dealers are willing to give competitive bids. In reference to the latter, the Adviser must, among other things, also review the creditworthiness of the entity obligated to make payment under the lease obligation and make certain specified determinations based on such factors as the existence of a rating or credit enhancement such as insurance, the frequency of trades or quotes for the obligation and the willingness of dealers to make a market in the obligation.

      Forward Commitments. Municipal Bonds may be purchased or sold on a delayed delivery basis or may be purchased on a forward commitment basis at fixed purchase terms with periods of up to 45 days between the commitment and settlement dates. The purchase will be recorded on the date the Program enters into the commitment and the value of the security will thereafter be reflected in the calculation of the Program’s net asset value. The value of the security on the delivery date may be more or less than its purchase price. A separate account of the Program will be established with The Bank of New York (5 Penn Plaza, New York, New York 10286), the custodian (the “Custodian”) and Agent for the Program, consisting of cash or liquid securities having a market value at all times until the delivery date at least equal to the amount of its commitment in connection with such delayed delivery and purchase transactions. Although the Program will generally enter into forward commitments with the intention of acquiring securities for its Portfolio, the Program may dispose of a commitment prior to settlement if the Adviser deems it appropriate to do so. There can, of course, be no assurance that the judgments upon which these techniques are based will be accurate or that such techniques when applied will be effective. The Program will enter into forward commitment or delayed delivery arrangements only with respect to securities in which it may otherwise invest.

      Illiquid Securities. The Program may invest up to 15% of its net assets in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of the Program’s assets in illiquid securities may restrict the ability of the Program to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the Program’s operations require cash, such as when the Program redeems shares or pays dividends, and could result in the Program borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments.

      Yields. Yields on Municipal Bonds are dependent on a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the financial condition of the issuer, the maturity of the obligation and the rating of the issue. The ability of the Program to achieve its investment objective is also dependent on the continuing ability of the issuers of the securities in which the Program invests to meet their obligations for the payment of interest and principal when due. There are variations in the risks involved in holding Municipal Bonds, both within a particular classification and between classifications, depending on numerous factors. Furthermore, the rights of owners of Municipal Bonds and the obligations of the issuer of such Municipal Bonds may be subject to applicable bankruptcy, insolvency and similar laws and court decisions affecting the rights of creditors generally and to general equitable principles, which may limit the enforcement of certain remedies.

Description of Short-Term Investments

      The Program may invest in short-term tax-exempt instruments subject to the limitations set forth above and in the Prospectus under “How the Fund Invests.” The tax-exempt money market securities may include municipal notes, municipal commercial paper, municipal bonds with a remaining maturity of less than one year, variable rate demand notes and participations therein.

      Municipal Notes. Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the note may not be fully repaid and the Program may lose money.

      Municipal Commercial Paper. Municipal commercial paper is generally unsecured and issued to meet short-term financing needs. The lack of security presents some risk of loss to the Program.

      Variable Rate Demand Obligations. VRDOs are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand on the part of the holder thereof to receive payment of the unpaid balance plus accrued interest upon a short notice period not to exceed seven days. There is, however, the possibility that because of default or insolvency the demand feature of VRDOs and Participating VRDOs may not be honored. The interest rates are adjustable at intervals (ranging from daily to up to one year) to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDOs, at approximately the par value of the VRDOs on the adjustment date. The adjustments typically are based upon the Public Securities Association Index or some other appropriate interest rate adjustment index. The Program may invest in all types of tax-exempt instruments currently outstanding or to be issued in the future which satisfy the short-term maturity and quality standards of the Program.

      Participating VRDOs (“Participating VRDOs”) provide the Program with a specific undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution upon a specified number of days notice, not to exceed seven days. In addition, the Participating VRDO is backed by an irrevocable letter of credit or guaranty of the financial institution. The Program would have an undivided interest in the underlying obligation and thus participate on the same basis as the financial institution in such obligation except that the financial institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment. The Program has been advised by its counsel that the Program should be entitled to treat the income received on Participating VRDOs as interest from tax-exempt obligations.

      VRDOs that contain an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed to be illiquid securities. A VRDO with a demand notice period exceeding seven days will therefore be subject to the Program’s restriction on illiquid investments unless, in the judgment of the Board, such VRDO is liquid. The Board may adopt guidelines and delegate to the Adviser the daily function of determining and monitoring liquidity of such VRDOs. The Board, however, will retain sufficient oversight and will be ultimately responsible for such determinations.

      The short-term tax-exempt instruments in which the Program may invest will be in the following rating categories at the time of purchase: MIG-1/VMIG-1 through MIG-3/VMIG-3 for notes and VRDOs and Prime-1 through Prime-3 for commercial paper (as determined by Moody’s), SP-1 through SP-2 for notes and A-1 through A-3 for VRDOs and commercial paper (as determined by S&P), or F-1 through F-3 for notes, VRDOs and commercial paper (as determined by Fitch). Temporary investments, if not rated, must be of comparable quality in the opinion of the Adviser. In addition, the Program reserves the right to invest temporarily a greater portion of its assets in temporary investments for defensive purposes, when, in the judgment of the Adviser, market conditions warrant.

Financial Futures Contracts and Derivatives

      The Program is authorized to purchase and sell certain financial futures contracts (“futures contracts”) and options on such futures contracts solely for the purpose of hedging its investments in Municipal Bonds against declines in value and to hedge against increases in the cost of securities the Program intends to purchase. A financial futures contract obligates the seller of a contract to deliver and the purchaser of a contract to take delivery of the type of financial instrument covered by the contract or, in the case of index-based futures contracts, to make and accept a cash settlement, at a specific future time for a specified price. A sale of financial futures contracts may provide a hedge against a decline in the value of portfolio securities because such depreciation may be offset, in whole or in part, by an increase in the value of the position in the futures contracts. A purchase of financial futures contracts may provide a hedge against an increase in the cost of securities intended to be purchased, because such appreciation may be offset, in whole or in part, by an increase in the value of the position in the futures contracts. The Program is not required to engage in hedging transactions and may choose not to do so.

      The Program intends to trade in futures contracts based upon The Bond Buyer Municipal Bond Index, a price-weighted measure of the market value of 40 large, recently issued tax-exempt bonds, and to engage in transactions in exchange-traded futures contracts on U.S. Treasury securities and options on such futures. If making or accepting delivery of the underlying commodity is not desired, a position in a futures contract or an option on a futures contract may be terminated only by entering into an offsetting transaction on the exchange on which the position was established and only if there is a liquid market for such contract. If it is not economically practicable, or otherwise possible to close a futures position or certain option positions entered into by the Program, the Program could be required to make continuing daily cash payments of variation margin in the event of adverse price movements. In such situations, if the Program has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Program may be required to perform under the terms of its contracts. The inability to close futures or options positions could also have an adverse impact on the Program’s ability to hedge effectively. There is also risk of loss by the Program of margin deposits in the event of bankruptcy of a broker with whom the Program has an open position in a futures contract, or the exchange or clearing organization on which that contract is traded. The Program may also engage in transactions in other futures contracts, such as futures contracts on other municipal bond indexes that may become available, if the Investment Adviser believes such contracts would be appropriate for hedging the ProgramÎs investments in Municipal Bonds.

      Utilization of futures or option contracts involves the risk of imperfect correlation in movements in the price of such contracts and movements in the price of the security or securities that are the subject of the hedge. If the price of the futures or option contract moves more or less than the price of the security or securities that are subject of the hedge, the Program will experience a gain or loss that will not be completely offset by movements in the price of such security, which could occur as a result of many factors, including where the securities underlying futures or option contracts have different maturities, ratings, or geographic mixes than the security being hedged. In addition, the correlation may be affected by additions to or deletions from the index that serves as a basis for an index futures contract. The trading of futures contracts or options on futures contracts based on indexes of securities also involves a risk of imperfect correlation between the value of the futures contracts and the value of the underlying index. The anticipated spread between such values or in the correlation between the futures contract and the underlying security may be affected by differences in markets, such as margin requirements, market liquidity and the participation of speculators in the futures markets. Moreover, when the Program enters into transactions in futures contracts on U.S. Treasury securities, or options on such contracts, the underlying securities will not correspond to securities held by the Program. Finally, in the case of futures contracts on U.S. Treasury securities and options on such futures contracts, the anticipated correlation of price movements between U.S. Treasury securities underlying the futures or options and Municipal Bonds may be adversely affected by economic, political, legislative or other developments which have a disparate impact on the respective markets for such securities.

      Because of low initial margin deposits made upon the opening of a futures position, futures transactions involve substantial leverage. As a result, relatively small movements in the price of the futures contract can result in substantial unrealized gains or losses. Because the Program will engage in the purchase and sale of financial futures contracts solely for hedging purposes, however, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset in whole or in part by increases in the value of securities held by the Program or decreases in the price of securities the Program intends to acquire. Further, the Program will maintain cash, cash equivalents and high-grade securities with the Program’s custodian, so that the amount segregated plus the initial margin equals the value represented by the futures contract purchased by the Program, thereby ensuring that such transactions are not actually leveraged.

      The trading of futures contracts and options thereon is subject to certain market risks, such as trading halts, suspensions, exchange or clearing house equipment failures, government intervention or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions.

      The liquidity of the market in futures contracts may be further adversely affected by “daily price fluctuation limits” established by contract markets, which limit the amount of fluctuation in the price of a futures contract or option thereon during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open positions at prices beyond the limit. Prices of existing contracts have in the past reached the daily limit on a number of consecutive trading days. The Program will enter into a futures position only if, in the judgment of the Adviser, there appears to be an actively traded market for such futures contracts.

      The successful use of transactions in futures contracts and options thereon depends on the ability of the Adviser correctly to forecast the direction and extent of price movements of these instruments, as well as price movements of the securities held by the Program within a given time frame. To the extent these price movements are not correctly forecast or move in a direction opposite to that anticipated, the Program may realize a loss on the hedging transaction that is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Program’s total return for such period may be less than if it had not engaged in the hedging transaction. See “Additional Information — Description of Financial Futures Contracts” below for a further discussion of the risks of futures trading.

      Under regulations of the Commodity Futures Trading Commission (“CFTC”), the futures trading activities described herein will not result in the Program being deemed to be a “commodity pool,” as defined under such regulations, provided that certain restrictions are adhered to. In particular, among other requirements, the Program may either (a) purchase and sell futures contracts only for bona fide hedging purposes, as defined under CFTC regulations, or (b) limit any transaction not qualifying as bona fide hedging so that the sum of the amount of initial margin deposits and premiums paid on such positions would not exceed 5% of the market value of the Program’s net assets. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

      When the Program purchases a futures contract, it will maintain an amount of cash, cash equivalents or commercial paper or other liquid securities in a segregated account with the Program’s custodian, so that the amount segregated plus the amount of initial margin and option premiums held in the account of its broker equals the value represented by the futures contract, as reflected by its daily settlement price, thereby ensuring that the use of such futures contract is unleveraged. It is not anticipated that transactions in the futures contracts will have the effect of increasing portfolio turnover.

Description of Financial Futures Contracts

      Futures Contracts. A financial futures contract obligates the seller of a contract to deliver and the purchaser of a contract to take delivery of the type of financial instrument called for in the contract or, in some instances, to make a cash settlement based upon the value of an instrument or an index of values, at a specified future time for a specified price. Although the terms of a contract call for actual delivery of the underlying financial instrument, or for a cash settlement, in most cases the contracts are closed out before the delivery date without the delivery taking place. The Program intends to close out its futures contracts prior to the delivery date of such contracts.

      The Program may sell futures contracts in anticipation of a decline in value of its investments in Municipal Bonds. The loss associated with any such decline could be reduced without employing futures as a hedge by selling long term securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of brokerage commissions and dealer spreads and will typically reduce the Program’s average yields as a result of the shortening of maturities.

      The purchase or sale of a futures contract differs from the purchase or sale of a security in that the total cash value reflected by the futures contract is not paid. Instead, an amount of cash or securities acceptable to the Program’s futures commission merchant (“FCM”) and the relevant contract market, which varies but is generally about 5% or less of the contract amount, must be deposited with the FCM. This amount is known as “initial margin,” and represents a “good faith” deposit assuring the performance of both the purchaser and the seller under the futures contract. Subsequent payments to and from the FCM, known as “maintenance” or “variation margin,” are required to be made on a daily basis as the price of the futures contract fluctuates, making the long or short position in the futures contract more or less valuable, a process known as “marking to the market.” Prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the FCM and the purchaser realizes a loss or gain. In addition, a commission is paid on each completed purchase and sale transaction.

      The sale of financial futures contracts provides an alternate means of hedging the Program against declines in the value of its investments in Municipal Bonds. As such values decline, the value of the Program’s positions in the futures contracts are expected to increase, thus offsetting all or a portion of the depreciation in the market value of the Program’s fixed income investments which are being hedged. While the Program will incur commission expenses in establishing and closing out futures positions, commissions on futures transactions may be significantly lower than transaction costs incurred in the purchase and sale of fixed income securities. In addition, the ability of the Program to trade in the standardized contracts available in the futures market may offer a more effective hedging strategy than a program to reduce the average maturity of portfolio securities, due to the unique and varied credit and technical characteristics of the municipal debt instruments available to the Program. Employing futures as a hedge may also permit the Program to assume a hedging posture without reducing the yield on its investments beyond any amounts required to engage in futures trading.

      The Program may engage in the purchase and sale of future contracts on an index of municipal securities. These instruments provide for the purchase or sale of a hypothetical portfolio of municipal bonds at a fixed price in a stated delivery month. Unlike most other futures contracts, however, a municipal bond index futures contract does not require actual delivery of securities but results in a cash settlement based upon the difference in value of the index between the time the contract was entered into and the time it is liquidated.

      The municipal bond index underlying the futures contracts traded by the Program is The Bond Buyer Municipal Bond Index, developed by The Bond Buyer and the Chicago Board of Trade (“CBT”), the

contract market on which the futures contracts are traded. As currently structured, the index is comprised of 40 tax-exempt term municipal revenue and general obligation bonds. Each bond included in the index must be rated either A- or higher by S&P or A or higher by Moody’s and must have a remaining maturity of 19 years or more. Twice a month new issues satisfying the eligibility requirements are added to, and an equal number of old issues will be deleted from, the index. The value of the index is computed daily according to a formula based upon the price of each bond in the Index, as evaluated by four dealer-to-dealers brokers.

      The Program may also purchase and sell futures contracts on U.S. Treasury bills, notes and bonds for the same types of hedging purposes. Such futures contracts provide for delivery of the underlying security at a specified future time for a fixed price, and the value of the futures contract generally fluctuates with movements in interest rates.

      The municipal bond index futures contract, futures contracts on U.S. Treasury securities and options on such futures contracts are traded on the CBT and the Chicago Mercantile Exchange, which, like other contract markets, assures the performance of the parties to each futures contract through a clearing corporation, a nonprofit organization managed by the exchange membership, which is also responsible for handling daily accounting of deposits or withdrawals of margin.

      The Program may also purchase financial futures contracts when they are not fully invested in municipal bonds in anticipation of an increase in the cost of securities they intend to purchase. As such securities are purchased, an equivalent amount of futures contracts will be closed out. In a substantial majority of these transactions, the Program will purchase municipal bonds upon termination of the futures contracts. Due to changing market conditions and interest rate forecasts, however, a futures position may be terminated without a corresponding purchase of securities. Nevertheless, all purchases of futures contracts by the Program will be subject to certain restrictions, described below.

      Options on Futures Contracts. An option on a futures contract provides the purchaser with the right, but not the obligation, to enter into a long position in the underlying futures contract (i.e., purchase the futures contract), in the case of a “call” option, or to enter into a short position (i.e., sell the futures contract), in the case of a “put” option, for a fixed price (the “exercise” or “strike” price) up to a stated expiration date. The option is purchased for a nonrefundable fee, known as the “premium.” Upon exercise of the option, the contract market clearing house assigns each party the appropriate position in the underlying futures contract. In the event of exercise, therefore, the parties are subject to all of the risks of futures trading, such as payment of initial and variation margin. In addition, the seller, or “writer,” of the option is subject to margin requirements on the option position. Options on futures contracts are traded on the same contract markets as the underlying futures contracts.

      The Program may purchase options on futures contracts for the same types of hedging purposes described above in connection with futures contracts. For example, in order to protect against an anticipated decline in the value of securities it holds, the Program could purchase put options on futures contracts, instead of selling the underlying futures contracts. Conversely, in order to protect against the adverse effects of anticipated increases in the cost of securities to be acquired, the Program could purchase call options on futures contracts, instead of purchasing the underlying futures contracts. The Program generally will sell options on futures contracts only to close out an existing position.

      The Program will not engage in transactions in such instruments unless and until the Adviser determines that market conditions and the circumstances of the Program warrant such trading. To the extent the Program engages in the purchase and sale of futures contracts or options thereon, they will do so only at a level that reflects the Adviser’s view of the hedging needs of the Program, the liquidity of the market for futures contracts and the anticipated correlation between movements in the value of the futures or option contract and the value of securities held by the Program.

      Risk Factors in Transactions in Futures Contracts and Options Thereon. The particular municipal bonds comprising the index underlying the municipal bond index futures contract may vary from the bonds held by the Program. In addition, the securities underlying futures contracts on U.S. Treasury securities will not be the same as securities held by the Program. As a result, the Program’s ability effectively to hedge all or a portion of the value of its municipal bonds through the use of futures contracts will depend in part on the degree to which price movements in the index underlying the municipal bond index futures contract, or the U.S. Treasury securities underlying other futures contracts traded, correlate with price movements of the Municipal Bonds held by the Program.

      For example, where prices of securities in the Program do not move in the same direction or to the same extent as the values of the securities or index underlying a futures contract, the trading of such futures contracts may not effectively hedge the Program’s investments and may result in trading losses. The correlation may be affected by disparities in the average maturity, ratings, geographical mix or structure of the Program’s investments as compared to those comprising the index, and general economic or political factors. In addition, the correlation between movements in the value of the index underlying a futures contract may be subject to change over time, as additions to and deletions from the index alter its structure. In the case of futures contracts on U.S. Treasury securities and options thereon, the anticipated correlation of price movements between the U.S. Treasury securities underlying the futures or options and Municipal Bonds may be adversely affected by economic, political, legislative or other developments that have a disparate impact on the respective markets for such securities. In the event that the Adviser determines to enter into transactions in financial futures contracts other than the municipal bond index futures contract or futures on U.S. Treasury securities, the risk of imperfect correlation between movements in the prices of such futures contracts and the prices of Municipal Bonds held by the Program may be greater.

      The trading of futures contracts on an index also entails the risk of imperfect correlation between movements in the price of the futures contract and the value of the underlying index. The anticipated spread between the prices may be affected due to differences in the nature of the markets, such as margin requirements, liquidity and the participation of speculators in the futures markets. The risk of imperfect correlation, however, generally diminishes as the delivery month specified in the futures contract approaches.

      Prior to exercise or expiration, and absent delivery, a position in futures contracts or options thereon may be terminated only by entering into a closing purchase or sale transaction on the relevant contract market. The Program will enter into a futures or option position only if there appears to be a liquid market therefore, although there can be no assurance that such a liquid market will exist for any particular contract at any specific time. Thus, it may not be economically practicable, or otherwise possible, to close out a position once it has been established. Under such circumstances, the Program could be required to make continuing daily cash payments of variation margin in the event of adverse price movements. In such situations, if the Program has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Program may be required to perform under the terms of the futures or option contracts it holds. The inability to close out futures or options positions also could have an adverse impact on the Program’s ability effectively to hedge its portfolio.

      When the Program purchases an option on a futures contract, its risk is limited to the amount of the premium, plus related transaction costs, although this entire amount may be lost. In addition, in order to profit from the purchase of an option on a futures contract, the Program may be required to exercise the option and liquidate the underlying futures contract, subject to the availability of a liquid market. The trading of options on futures contracts also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option, although the risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract or expiration date of the option approaches.

      “Position limits” are generally imposed on the maximum number of contracts which any person may hold or control at a given time. A contract market may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser does not believe that position limits will have any adverse impact on the portfolio strategies for hedging the Program’s investments.

      Further, the trading of futures contracts is subject to the risk of the insolvency of a brokerage firm or the relevant exchange or clearing corporation, which could make it difficult or impossible to liquidate existing positions or to recover margin or other payments due.

      In addition to the risks of imperfect correlation and lack of a liquid secondary market for such instruments, transactions in futures contracts involve risks related to leveraging such that a change in the price of a futures contract could result in substantial gains or losses. The potential for incorrect forecasts of the direction and extent of interest rate movements within a given time frame also involves the risk of loss in the event such forecasts are inaccurate.

Indexed and Inverse Floating Obligations

      The Program may invest in Municipal Bonds, the return on which is based on a particular index of value or interest rates. For example, the Program may invest in Municipal Bonds that pay interest based on an index of Municipal Bond interest rates. The principal amount payable upon maturity of certain Municipal Bonds also may be based on the value of an index. To the extent the Program invests in these types of Municipal Bonds, the Program’s return on such Municipal Bonds will be subject to risk with respect to the value of the particular index. Also, the Program may invest in so-called “inverse floating obligations” or “residual interest bonds” on which the variable long term interest rates typically decline as short term market rates increase and increase as short term market rates decline. The Program may purchase synthetically created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, interest rates on inverse floating rate bonds will decrease when short term rates increase and will increase when short term rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate which is a multiple (typically two) of the rate at which fixed-rate long term exempt securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed-rate tax-exempt securities. To seek to limit the volatility of these securities, the Program may purchase inverse floating obligations with shorter term maturities or which contain limitations on the extent to which the interest rate may vary. The Adviser believes that indexed and inverse floating obligations represent a flexible portfolio management instrument for the Program that allows the Adviser to vary the degree of investment leverage relatively efficiently under different market conditions. Certain investments in such obligations may be illiquid. The Program may not invest in such illiquid securities if such investments, together with other illiquid investments, would exceed 15% of the Program’s net assets.

Swap Agreements

      The Program is authorized to enter into swap agreements, which are OTC contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.

Suitability

      The economic benefit of an investment in the Program depends upon many factors beyond the control of the Program, the Adviser and its affiliates. Because of the Program’s emphasis on Municipal Bonds, the Program should be considered a vehicle for diversification and not as a balanced investment program. The suitability for any particular investor of a purchase of shares in the Program will depend upon, among other things, such investor’s tax situation, investment objectives and ability to accept the risks associated with investing in Municipal Bonds, including the risk of loss of principal and the risk of receiving income that is not exempt from Federal income tax.

Portfolio Management

      The Program will attempt to attain its investment objectives by careful initial selection of Municipal Bonds with a view to holding them for investment. However, the Program reserves the right to sell Portfolio securities whenever it deems such action advisable to maintain competitive yields or to protect capital in the event the business of an issuer has deteriorated or, in the opinion of the Adviser, is likely to deteriorate or when the period of time to maturity on Portfolio securities has shortened to such an extent as to make it undesirable, in the opinion of the Adviser, to retain such securities in the Portfolio or when it believes that it is desirable for defensive purposes and in anticipation of a rise in interest rates to sell Portfolio securities and invest the proceeds temporarily in short-term obligations which have credit characteristics, in the opinion of the Adviser, similar to those provided for other Portfolio securities and the interest income on which is, in the opinion of counsel to the issuing authorities, exempt from Federal income tax.

INVESTMENT RESTRICTIONS

      The following investment restrictions are deemed fundamental policies of the Program and may be changed only by the vote of the lesser of (1) the holders of 67% of the Program’s outstanding voting securities present at a meeting if the holders of more than 50% of such outstanding voting securities are present in person or by proxy or (2) the holders of more than 50% of the Program’s outstanding voting securities.

      The Program will not:

(1) invest in securities or other investments other than Municipal Bonds and short-term tax exempt securities, the interest on which is, in the opinion of counsel to the issuing authorities, exempt from Federal income tax;

(2) purchase securities on margin (but the Program may obtain such short term credits as may be necessary for the clearance of purchases and sales of securities), make short sales of securities, maintain a short position or write or purchase put or call options;

(3) borrow money, except from banks as a temporary measure for emergency purposes, where such borrowings would not exceed 5% of its total assets (taken at current value);

(4) pledge assets except to secure indebtedness permitted by (3) above, with pledged assets to be no more than 10% of its total net assets (taken at current value);

(5) purchase any security if as a result (a) more than 5% of the Program’s total assets (taken at current value) would be invested in securities of the issuer thereof (other than securities issued or guaranteed by the United States government) or (b) the Program would hold more than 10% of any class of securities of the issuer thereof other than securities issued or guaranteed by the United States government (taking all debt issued as a single class) or more than 10% of the voting securities of the issuer thereof;

(6) invest for the purpose of exercising control or management of any company;

(7) invest in securities of other investment companies, except as part of a merger, consolidation, purchase of assets or similar transaction approved by the Program’s Shareholders;

(8) make investments in oil, gas or other mineral exploration programs, commodities, commodity contracts or real estate, although the Program may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein;

(9) act as an underwriter except as it may be deemed such in a sale of restricted securities;

(10) participate on a joint (or joint and several) basis in any trading account in securities (the “bunching” of orders for the sale or purchase of Portfolio securities with other funds or accounts advised or sponsored by the Adviser or any of its affiliates to reduce brokerage commissions or otherwise to achieve the best overall execution not being considered participation in a trading account in securities);

(11) purchase or retain securities of an issuer if, to the knowledge of the Program, an officer or director of the Program or the Adviser owns beneficially more than 1/2 of 1% of such shares or securities of such issuer and all such directors and officers owning more than 1/2 of 1% of such shares or securities together own more than 5% of such shares or securities; or

(12) make loans, except through the purchase of debt obligations.

      Except in the case of the restriction set forth in clause (11), the foregoing percentages will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security.

      For purposes of the investment restrictions set forth in clause (8), the term “exploration programs” includes oil, gas or other mineral leases, as well as exploration programs.

      The Program does not have a policy with respect to the issuance of senior securities. However, the Program currently does not intend to issue any senior securities.

      Because of the affiliation of Merrill Lynch with the Adviser, the Program is prohibited from engaging in certain transactions involving Merrill Lynch or its affiliates except pursuant to an exemptive order under the Investment Company Act. See “Portfolio Transactions.” Without such an exemptive order the Program would be prohibited from engaging in portfolio transactions with Merrill Lynch or any of its affiliates acting as principal.

INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS

Investment Advisory Agreement

      Pursuant to an Investment Advisory Agreement between Fund Asset Management, L.P. and the Program (the “Agreement”), the Adviser has agreed, subject at all times to the general supervision of the Board, to (1) manage the Portfolio of the Program in accordance with its investment objectives and policies and furnish to the Program investment advice and (2) (a) assist in supervising all aspects of the Program’s operations including coordinating all matters relating to the functions of the Agent, Custodian and other parties performing operational functions for the Program; (b) provide the Program, at the Adviser’s expense, with the services of such persons competent to perform such administrative and clerical functions as are necessary in order to provide effective administration of the Program, including duties in connection with Shareholder relations, reports, redemption requests and account adjustments and the maintenance of certain non-accounting Program books and records; (c) provide the Program, at the Adviser’s expense, with adequate office space and related services; (d) supervise and administer the operation of the Exchange Privilege referred to in “Redemption of Shares” and “Exchange Privilege”; and (e) to the extent required by then current Federal securities laws, regulations thereunder or interpretations thereof, pay for the printing of all Program prospectuses used in connection with the distribution and sale of the Shares (a regulation permits investment companies to pay such expenses only when an agreement to that effect has been approved by shareholders and subject to various other conditions). In return the Program has agreed to pay a fee each month to the Adviser at the annual rate of 0.50% of the value of the Program’s average daily net assets from the beginning of the year to the end of such month. For the fiscal years ended December 31, 1999, 2000 and 2001, the advisory fees paid by the Program to the Adviser aggregated $2,401,143, $2,112,216 and $2,105,887, respectively.

      The Program pays all the other costs and expenses incurred in connection with its organization and operations, including: fees of the program agent, transfer agent, custodian and dividend disbursing agent; costs of printing and mailing stock certificates, shareholder reports, proxy materials and (except to the extent borne by the Adviser or the Administrators) prospectuses and statements of additional information;

legal and auditing fees; costs and expenses of the sale, issue and redemption of its Shares (including fees and expenses of registering the Shares under Federal and state securities laws); fees and expenses of unaffiliated directors; costs of accounting and pricing services (including the daily calculation of net asset value); and interest, brokerage costs, insurance and taxes. Accounting services are provided for the Program by State Street Bank and Trust Company (“State Street”) pursuant to an agreement between State Street and the Program. The Program will pay the cost of these services. In addition, the Program will reimburse the Adviser for certain additional accounting services. Prior to this arrangement between the Program and State Street, FAM provided accounting services for the Program and was reimbursed for these services. For the fiscal year ended December 31, 2001, the Program’s total expenses were $3,434,731 (representing .82% of its average net assets).

      The table below shows the amounts paid by the Program to State Street and FAM for the periods indicated.

	Paid to	Paid to
For the Year Ended December 31,	State Street	FAM

2001	$128,656 *	$14,650
2000	N/A	$106,600
1999	N/A	$104,169

*	Represents payments pursuant to the agreement with State Street effective January 1, 2001.

      The Agreement provides that the use of the name “The Municipal Fund Investment Accumulation Program” by the Program is non-exclusive and that the Adviser may allow other persons, including other investment companies, to use the name. The name may also be withdrawn by the Adviser, in which event the Adviser has agreed to present the question of continuing the Agreement to a vote of the Shareholders.

      The Agreement will continue from year to year if approved at least annually either (i) by a vote of a majority of the Program’s Shares or (ii) by the Board and, in each case, by the vote of a majority of those directors who are not parties to the Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the Adviser shall have no liability to the Program or any Shareholder for any error of judgment, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by the Adviser of its duties under the Agreement, except for liability resulting from willful misfeasance, bad faith or gross negligence on the Adviser’s part or from reckless disregard by the Adviser of its obligations and duties under the Agreement. The Agreement automatically terminates upon its assignment, is terminable, without penalty, by the Board or by vote of the holders of a majority of the Shares on 60 days’ notice to the Adviser and by the Adviser on 90 days’ notice to the Program. The Adviser’s right to terminate could operate to the disadvantage of or work a hardship on the Program.

      At a meeting of the Board of Directors held on April 4, 2002, the Board approved the continuation of the Program’s Agreement for an additional year. In connection with its deliberations, the Board reviewed information derived from a number of sources and covering a range of issues. The Board considered the services provided to the Program by the Adviser under the Agreement, as well as other services provided by the Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to investment advisory services, the Adviser and its affiliates provide administrative services, shareholder services, oversight of fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Program. The Board also considered the Adviser’s costs of providing services, the profitability to the Adviser and the direct and indirect benefits to the Adviser from its relationship with the Program. The benefits considered by the Board included not only the Adviser’s compensation for investment advisory services under the Agreement, but also compensation paid to the Adviser or its affiliates for other, non-advisory services provided to the Program. The Directors also considered the Adviser’s access to research services from brokers to which the Adviser may have allocated Program brokerage in a “soft dollar” arrangement. In connection with its consideration of the Agreement, the Board also compared the Adviser’s advisory fee rate, expense ratios and historical performance to those of comparable funds. The Board also reviewed materials supplied by Program counsel that were prepared for use by the Board in fulfilling its duties under the Investment Company Act and state law.

      Based on the information reviewed and the discussions, the Board concluded that it was satisfied with the nature and quality of the services provided by the Adviser to the Program and that the management fee rate was reasonable in relation to such services. The Directors who are not interested persons of the Program (non-interested Directors) were represented by independent counsel, who assisted the non-interested Directors in their deliberations.

The Adviser

      The Adviser to the Program is Fund Asset Management, L.P., a limited partnership, the partners of which are Merrill Lynch & Co., Inc. (“ML & Co.”), a financial services holding company and the parent of Merrill Lynch and Princeton Services, Inc. ML & Co. and Princeton Services are “controlling persons” of the Adviser as defined in the Investment Company Act. Princeton Services has its principal place of business at 800 Scudders Mill Road, Plainsboro, New Jersey 08536. ML & Co. has its principal place of business at World Financial Center, North Tower, 250 Vesey Street, New York, New York 10281.

      The Agreement is non-exclusive, and the Adviser, as well as certain of its affiliates, is in the business of furnishing investment advice to individuals, institutional clients and other investment companies, including other investment accumulation programs. The fees charged to these clients vary in accordance with the type of client and services rendered. Merrill Lynch, an affiliate of the Adviser, is engaged in the underwriting, securities and commodities brokerage business and is a member organization of the New York Stock Exchange, other major securities exchanges and commodity exchanges, and the National Association of Securities Dealers, Inc.

      Securities held by the Program may also be held by other funds or accounts for which the Adviser acts as adviser or by its investment advisory clients. If purchases or sales of securities for the Program or other funds or accounts for which it acts or for their clients arise for consideration at or about the same time, the Adviser will attempt, subject to applicable laws and regulations, to allocate equitably portfolio transactions among the Program and the portfolios of its other investment funds or accounts whenever decisions are made to purchase or sell securities for the Program and one or more of such other funds or accounts simultaneously. In making such allocations, the main factors to be considered will be the respective investment objectives of the Program and such other funds and accounts, the relative size of the portfolio holdings of the same or comparable securities, the availability of cash for investment by the Program and such other funds and accounts, the size of investments held by the Program and such other funds and accounts, and opinions of the persons responsible for recommending investments to the Program and such other funds and accounts. While this procedure could have a detrimental effect on the price and amount of the securities available to the Program from time to time, it is the opinion of the Board that the benefits available from the Adviser’s organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions. To the extent that transactions on behalf of more than one client of the Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Code of Ethics

      The Board of Trustees of the Program has approved a Code of Ethics under Rule 17j-1 of the Investment Company Act that covers the Program and the Adviser. The Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Program.

Administration Agreement

      The Adviser has entered into an agreement (the “Administration Agreement”) with the Administrators for the performance by them, at their expense, on behalf of the Adviser of the administrative functions described in clause (2) of the first paragraph under “Investment Advisory Agreement” which the Adviser is obligated to perform and has agreed to pay to the Administrators an aggregate monthly fee at the annual rate of 0.20% of the value of the Program’s average daily net assets from the beginning of the year to the end of such month. The fee so payable by the Adviser will be allocated among the Administrators in the following respective percentages: Merrill Lynch, 48%; Prudential, 21%; Morgan Stanley Dean Witter, 21%; and Salomon Smith Barney, 10%.

      Merrill Lynch has been appointed by the other Administrators as agent for purposes of taking any action under the Administration Agreement with respect to the Program by power of attorney executed by such Administrators and filed with the Program and the Agent. Provision is also made under the Administration Agreement that if the Administrators are unable to agree in respect to action to be taken jointly by them thereunder and cannot agree as to which Administrators shall continue to act as Administrators, then Merrill Lynch shall continue to act as sole Administrator. Similarly, if one or more of the Administrators fail to perform their duties under the Administration Agreement or become incapable of acting or become bankrupt or if their affairs are taken over by public authorities, then each such Administrator shall be automatically discharged under the Administration Agreement, and the remaining Administrators shall act as sole Administrators. In addition, the Administration Agreement is terminable, without penalty, by the Adviser on 60 days’ notice to the Administrators and by the Administrators, acting as a group, on 90 days’ notice to the Adviser. The Administrators’ right to terminate could operate to the disadvantage of or work a hardship on the Program.

      The Administration Agreement is non-exclusive, and the Administrators, as well as their affiliates, may furnish similar administrative services to other clients, including other investment accumulation programs. The fees charged to these clients may vary in accordance with the type of client and services rendered. Each of the Administrators has acted as sponsor of a number of series of the Corporate Income Fund, the Municipal Income Fund, the Municipal Investment Trust Fund, Liberty Street Trust (Corporate Monthly Payment Series or Municipal Monthly Payment Series) or the International Bond Fund and other series of these unit investment trust investment companies and proposes to act in the future as a sponsor of new series thereof. Each of the Administrators has also acted as principal underwriter and managing underwriter of other investment companies. Each Administrator, in addition to participating as a member of various selling groups or as an agent of other investment companies, executes orders on behalf of investment companies for the purchase and sale of securities of such companies and sells securities to such companies in its capacity as broker or dealer in securities.

MANAGEMENT OF THE PROGRAM

Directors and Officers

      The Directors of the Program consist of eight individuals, seven of whom are not “interested persons” of the Program as defined in the Investment Company Act. The Directors are responsible for the overall supervision of the operations of the Program and perform the various duties imposed on the directors or trustees of investment companies by the Investment Company Act.

      Each non-interested Director is a member of the Program’s Audit and Oversight Committee (the “Committee”). The principal responsibilities of the Committee are to (i) recommend to the Board the selection, retention or termination of the Program’s independent auditors; (ii) review with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discuss with the independent auditors certain matters relating to the Program’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) ensure that the independent auditors submit on a periodic basis a formal written statement with respect to their independence, discuss with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Program’s independent auditors and recommend that the Board take appropriate action in response thereto to satisfy itself of the independent auditor’s independence; and (v) consider the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Program’s accounting and financial reporting policies and practices and internal controls. The Board of the Program has adopted a written charter for the Committee. The Committee also reviews and nominates candidates to serve as non-interested Directors. The Committee generally will not consider nominees recommended by Holders of the Program. The Committee has retained independent legal counsel to assist them in connection with these duties.

      Biographical Information. Certain biographical and other information relating to the non-interested Directors of the Program is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by the Adviser and its affiliate, Merrill Lynch Investment Managers, L.P. (“MLIM”), (“MLIM/ FAM-advised Funds”) and other public directorships.

Term of
	Position(s)	Office*		Number of
	Held	and Length		MLIM/FAM-
Name, Address and	with the	of Time	Principal Occupation(s)	Advised Funds	Public
Age of Directors	Program	Served	During Past Five Years	Overseen	Directorships

RONALD W. FORBES (61) 1400 Washington Avenue Albany, New York 12222	Director	Director since 1986	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000 and Professor thereof from 1989 to 2000. International Consultant, Urban Institute, Washington, D.C. from 1995 to 1999.	46 registered investment companies consisting of 55 portfolios	None

CYNTHIA A. MONTGOMERY (49) Harvard Business School Soldiers Field Road Boston, Massachusetts 02163	Director	Director since 1994	Professor, Harvard Business School since 1989; Associate Professor, J.L. Kellogg Graduate School of Management, Northwestern University from 1985 to 1989; Associate Professor, Graduate School of Business Administration, The University of Michigan from 1979 to 1985; Director, UNUM Provident Corporation since 1990 and Director, Newell Rubbermaid Inc. since 1995.	46 registered investment companies consisting of 55 portfolios	UnumProvident Corporation (insurance products); Newell Rubbermaid Inc.

CHARLES C. REILLY (70) P.O. Box 9011 Princeton, New Jersey 08543-9011	Director	Director since 1990	Self-employed financial consultant since 1990; President and Chief Investment Officer of Verus Capital, Inc. from 1979 to 1990; Senior Vice President of Arnhold and S. Bleichroeder, Inc. from 1973 to 1990; Adjunct Professor, Columbia University Graduate School of Business from 1990 to 1991; Adjunct Professor, Wharton School, The University of Pennsylvania from 1989 to 1990; Partner, Small Cities Cable Television from 1986 to 1997.	46 registered investment companies consisting of 55 portfolios	None

Term of
	Position(s)	Office*		Number of
	Held	and Length		MLIM/FAM-
Name, Address and	with the	of Time	Principal Occupation(s)	Advised Funds	Public
Age of Directors	Program	Served	During Past Five Years	Overseen	Directorships

KEVIN A. RYAN (69) 127 Commonwealth Avenue Chestnut Hill, Massachusetts 02467	Director	Director since 1992	Founder and currently Director Emeritus of The Boston University Center for the Advancement of Ethics and Character and Director thereof from 1989 to 1999; Professor from 1982 to 1999 and currently Professor Emeritus of Education of Boston University; formerly taught on the faculties of The University of Chicago, Stanford University and Ohio State University.	46 registered investment companies consisting of 55 portfolios	None

ROSCOE S. SUDDARTH (66) 7403 MacKenzie Court Bethesda, Maryland 20817	Director	Director since 2000	President, Middle East Institute from 1995 to 2001; Foreign Service Officer, United States Foreign Service, from 1961 to 1995; Career Minister from 1989 to 1995; Deputy Inspector General, U.S. Department of State, from 1991 to 1994; U.S. Ambassador to the Hashemite Kingdom of Jordan from 1987 to 1990.	46 registered investment companies consisting of 55 portfolios	None

RICHARD R. WEST (64) Box 604 Genoa, Nevada 89411	Director	Director since 1980	Professor of Finance since 1984, and Dean from 1984 to 1993, and currently Dean Emeritus of New York University Leonard N. Stern School of Business Administration; Director of Bowne & Co., Inc. (financial printers), Vornado Realty Trust, Inc. (real estate holding company) and Alexanders Inc. (real estate company).	50 registered investment companies consisting of 63 portfolios	Bowne & Co., Inc. (financial printers) Vornado Realty Trust, Inc. (real estate holding company) Alexander’s, Inc. (real estate company)

EDWARD D. ZINBARG (67) 5 Hardwell Road Short Hills, New Jersey 07078	Director	Director since 2000	Self-employed financial consultant since 1994; Executive Vice President of The Prudential Insurance Company of America from 1988 to 1994; former Director of Prudential Reinsurance Company and former Trustee of the Prudential Foundation.	46 registered investment companies consisting of 55 portfolios	None

*	Each Director serves until his or her successor is elected and qualified, or until his or her death or resignation, or removal as provided in the Program’s by-laws or charter or by statute, or until December 31 of the year in which he or she turns 72.

      Certain biographical and other information relating to the Director who is an officer and an “interested person” of the Program as defined in the Investment Company Act (the “interested Director”) and to the other officers of the Program is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in MLIM/ FAM-advised Funds and public directorships held.

Term of
	Position(s)	Office*		Number of
	Held	and Length		MLIM/FAM-
Name, Address and	with the	of Time	Principal Occupation(s)	Advised Funds	Public
Age of Director	Program	Served	During Past Five Years	Overseen	Directorships

TERRY K. GLENN (61)* P.O. Box 9011 Princeton, New Jersey 08543-9011	Director and President	Director since 1999;** President since 1999***	Chairman (Americas Region) since 2001, and Executive Vice President since 1983 of FAM and MLIM (the terms FAM and MLIM, as used herein, include their corporate predecessors); President of Merrill Lynch Mutual Funds since 1999; President of FAM Distributors, Inc. (“FAMD”) since 1986 and
Director thereof since 1991; Executive Vice President and
			Director of Princeton Services, Inc. (“Princeton Services”) since 1993; President of Princeton Administrators, L.P. since 1988; Director of Financial Data Services, Inc. since 1985.	127 registered investment companies consisting of 184 portfolios	None

*	Each Director serves until his or her successor is elected and qualified, or until his or her death or resignation, or removal as provided in the Fund’s by-laws or charter or by statute, or until December 31 of the year in which he or she turns 72.

**	Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an ‘interested person,” as defined in the Investment Company Act of the Program based on his positions as Chairman (Americas Region) and Executive Vice President of FAM and MLIM; President of FAMD; Executive Vice President of Princeton Services; and President of Princeton Administrators, L.P.

***	Elected by and serves at the pleasure of the Board of Directors of the Program.

      Officers of the Program. The Board of Directors has elected five officers of the Program. The following sets forth information concerning each of these officers.

Position(s)
Held
with the
	Program		Number of
	and Length		MLIM/FAM-
Name, Address* and	of Time	Principal Occupation(s)	Advised Funds	Public
Age of Officers	Served**	During Past Five Years	Overseen	Directorships

DONALD C. BURKE (41)	Vice President since 1993, Treasurer since 1999	First Vice President of FAM and MLIM since 1997 and the Treasurer thereof since 1999; Senior Vice President and Treasurer of Princeton since 1999; Vice President of FAMD since 1999. Vice President of FAM and MLIM from 1990 to 1997; Director of Taxation of MLIM since 1990.	128 registered investment companies consisting of 185 portfolios	None

KENNETH A. JACOB (51)	Senior Vice President since 2002	Managing Director of MLIM since 2000; First Vice President of MLIM from 1997 to 2000; Vice President of MLIM from 1984 to 1997; Portfolio Manager of FAM and MLIM since 1997.	38 registered investment companies consisting of 61 portfolios	None

Position(s)
Held
with the
	Program		Number of
	and Length		MLIM/FAM-
Name, Address* and	of Time	Principal Occupation(s)	Advised Funds	Public
Age of Officers	Served**	During Past Five Years	Overseen	Directorships

JOHN M. LOFFREDO (38)	Senior Vice President since 2002	Managing Director of MLIM since 2000; First Vice President of MLIM from 1997 to 2000; Vice President of MLIM from 1991 to 1997; Portfolio Manager of FAM and MLIM since 1997.	38 registered investment companies consisting of 61 portfolios	None

THEODORE R. JAECKEL, JR. (42)	Vice President since 2001	Director (Municipal Tax-Exempt Fund Management) of the Adviser since 1997. Vice President of the Adviser since 1991.	9 registered investment companies consisting of 9 portfolios	None

ALICE A. PELLEGRINO (42)	Secretary since 2001	Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to 2001; Attorney associated with MLIM since 1997, Associate with Kirkpatrick & Lockhart LLP from 1992 to 1997	28 registered investment companies consisting of 50 portfolios	None

*	The address of each officer is P.O. Box 9011, Princeton, New Jersey 08543-9011.

**	Elected by and serves at the pleasure of the Board of Directors of the Program.

      As of December 31, 2001, all Directors and officers of the Program as a group owned an aggregate of less than 1% of the outstanding shares of the Program. At that date, Mr. Glenn, a Director and officer of the Program, and the other officers of the Program, owned less than 1% of the outstanding common stock of ML & Co.

Compensation of Directors

      The Program pays each non-affiliated Director an annual fee of $550 plus $50 per Board meeting attended and $50 per Committee meeting attended and an annual fee of $550 for serving on the Program’s Audit Committee, The Co-Chairmen of the Audit Committee each receives an additional annual fee of $1,000. The Program will also pay the out-of-pocket expenses of such Directors relating to attendance at meetings.

      Set forth below is a chart showing the aggregate compensation paid by the Program to each of its non-interested Directors for the fiscal year ended December 31, 2001, the total compensation paid to each Director of the Program by the Program and by other investment companies advised by the Adviser or MLIM for their services as Directors or Trustees of such investment companies.

		Pension or
	Compensation	Retirement Benefits	Aggregate Compensation
	From the	Accrued as Part of	From Program and
Name of Director	Program	Program Expenses	Fund Complex(1)

Ronald W. Forbes(2)	$2,000	None	$293,400
Cynthia A. Montgomery	$1,400	None	$234,567
Charles C. Reilly(2)	$2,000	None	$293,400
Kevin A. Ryan	$1,500	None	$261,067
Roscoe S. Suddarth	$1,500	None	$250,633
Richard R. West	$1,500	None	$261,067
Edward D. Zinbarg	$1,500	None	$250,633

      Share Ownership. Information relating to share ownership by each Director of the Program as of December 31, 2001 is set forth in the chart below:

		Aggregate Dollar Range of Securities in All
	Aggregate Dollar Range	Registered Funds Overseen by Director
Name	of Equity in the Program	in Merrill Lynch Family of Funds

Interested Director:
Terry K. Glenn	$0	over $100,000
Non-Interested Directors:
Ronald W. Forbes	$0	over $100,000
Cynthia A. Montgomery	$0	$10,001 — $50,000
Charles C. Reilly	$0	over $100,000
Kevin A. Ryan	$0	over $100,000
Roscoe S. Suddarth	$0	$1 — $10,000
Richard R. West	$0	over $100,000
Edward D. Zinbarg	$0	over $100,000

      As of December 31, 2001, none of the non-interested Directors or his or her immediate family members owned beneficially or of record any securities issued by ML & Co.

NET ASSET VALUE

      Reference is made to “How Shares are Priced” in the Prospectus.

      The net asset value per Share of the Program is determined by dividing the net assets of the Program by the number of its outstanding Shares. The net assets of the Program are its gross assets less its liabilities as determined in accordance with generally accepted accounting principles. It is the ultimate responsibility of the Board to establish standards for the valuation of the Portfolio securities for purposes of determining net asset value of the Program. The Program has made arrangements with Kenny S&P Evaluation Services, a division of Kenny Information Systems, Inc., 65 Broadway, New York, New York 10006 (“Kenny”), to furnish to the Program and the Agent, on each day that the New York Stock Exchange (the “NYSE”) is open for trading immediately after the declaration of dividends, estimated values (as of 15 minutes after the close of business on the NYSE, generally 4:00 P.M., Eastern time) of Portfolio securities for purposes of computation of net asset value of the Shares. The NYSE is not open for trading on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Board has examined the methods to be used by Kenny in estimating the value of Portfolio securities and believes that such methods will reasonably and fairly approximate the price at which Portfolio securities may be sold and will result in a good faith determination of the fair value of such securities; however, there is no assurance that the Portfolio securities can be sold at the prices at which they are valued.

      Due to the nature of the secondary market for Municipal Bonds it is unlikely that current last sale transactions or unsolicited bids will be regularly available for most of the securities in the Portfolio. The method used by Kenny to value such Portfolio securities is to obtain “quotes” on comparable securities of comparable quality and to value such Portfolio securities similarly. These values are not bids or actual last sale prices but are estimates of the price at which Kenny believes the Program could sell such Portfolio securities.

      Portfolio securities with respect to which a last sale transaction is available will be valued by Kenny at such last sales transaction unless in its judgment such last sale transaction does not fairly and accurately represent the price at which such Portfolio securities may be sold. If there are current unsolicited bids outstanding for Portfolio securities with respect to which there are no such last sale transactions, Kenny will value such Portfolio securities within the range of bid and asked prices it considers best to represent the price at which such Portfolio securities can be sold in light of the then existing circumstances, unless in its judgment such range does not fairly and accurately represent the range in which such Portfolio securities may be sold.

REDEMPTION OF SHARES

Redemption

      Shareholders have the right to redeem their Shares at net asset value by surrendering the certificates therefor properly endorsed with the signatures guaranteed by an “eligible guarantor institution” as such term is defined by Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, the existence and validity of which may be verified by the Agent through the use of industry publications, together with a request for redemption at the office of the Agent, The Bank of New York, (5 Penn Plaza, New York, New York 10286). If certificates have not been issued, only delivery of the request for redemption (with signature guaranteed as set forth above) is required. The Program has arranged, however, for an exemption from the signature guarantee requirement for redemptions involving less than $5,000 on the date of receipt by the Agent of all the necessary documents where the proceeds are to be reinvested through one of the Administrators in units of Municipal Investment Trust Fund, Government Securities Income Fund, Corporate Income Fund, Defined Asset Funds, Equity Investor Fund or International Bond Fund (the “Unit Trusts”) which are to be registered in the names of the registered owners of the Shares. This exemption may be reduced or eliminated without prior notice. A guarantee of each Shareholder’s signature is required for all redemptions, regardless of the amount involved, where the proceeds are to be paid to Shareholders or where the units of the Unit Trusts to be purchased are to be registered in names different from those of the registered owners of the Shares. In the event that a signature guarantee is required, notarized signatures are not sufficient.

      The redemption price will be the net asset value next determined after either (i) the certificates are tendered for redemption or (ii) if no certificates have been issued, a request for redemption is received in good order as set forth above. The price received upon redemption may be more or less than the amount paid by the Shareholder depending on the net asset value of the Shares at the time of redemption. Payment of the redemption price must be made within seven days after proper tender unless further postponement is permissible under the Investment Company Act by reason of closing of or restriction of trading on the NYSE or other emergency.

Repurchase

      Any of the Administrators may accept orders from dealers with whom they have satisfactory agreements for the repurchase of Shares held by Holders. Repurchase orders received by the dealer prior to the close of business on the NYSE (generally 4:00 P.M., Eastern time) on any business day and such request received by the Administrator not later than 30 minutes after the close of business on the NYSE are redeemed at the price determined as of the close of business on the NYSE on such day. Dealers have the responsibility of submitting such repurchase request to the Administrator not later than 30 minutes after the close of business on the NYSE, in order to obtain that day’s closing price. This repurchase arrangement is discretionary and may be withdrawn. There is no additional charge by the Program for repurchases.

      The right of redemption may be suspended during any period when the NYSE is closed, other than customary weekend and holiday closings; when trading on such exchange is restricted or an emergency exists, in each case as determined by rules and regulations of the Securities and Exchange Commission; or during any period when the Securities and Exchange Commission has by order permitted such suspension.

      The Program has elected to be obligated to pay in cash redemptions during any 90-day period for any one Shareholder up to the lesser of $250,000 or 1% of the Program’s net asset value. Payments in excess of such amount will normally be made in cash. If, however, the Board determines that liquidation of the Program’s holdings is impracticable or that such payment in cash would be adverse to the interests of the remaining Shareholders, such payment may be made in whole or in part in Portfolio securities. The value of any Portfolio securities distributed in payment for tendered Shares will be deemed to be their value used in determining the net asset value of the Shares at the time they were tendered for redemption. If securities rather than cash are distributed, the Shareholder will incur brokerage charges or their equivalent in dealer markdowns in liquidating these securities.

      Due to the high cost of maintaining Shareholder accounts of less than $500, the Program reserves the right to redeem Shares in any account for their then current net asset value (which will be paid promptly to the Shareholder), if at any time the total investment of such Shareholder does not have a net asset value of at least $500 due to Shareholder redemptions and the Shareholder owns no Units or has elected that no distributions on any Units owned by such Shareholder be invested in Shares. Before any such redemption is effected, the Shareholder will be given 30 days’ notice, during which period he will be entitled to elect to have distributions on Units owned by such Shareholder invested in Shares or to purchase Shares to bring his account up to a net asset value of $500 and thereby avoid such redemption.

EXCHANGE PRIVILEGE

      Shareholders who have owned Shares for at least 60 days have an exchange privilege (the “Exchange Privilege”) with shares of The Corporate Fund Accumulation Program, Inc. (the “Other Program”). In order to qualify for the Exchange Privilege, a shareholder must own shares with an aggregate net asset value of at least $1,000. Exchanges between the Program and the Other Program will be at their respective net asset values. The investment objectives of the Other Program differ from those of the Program, and Shareholders should obtain a currently effective prospectus for the Other Program before effecting any exchange.

      Exercise of the Exchange Privilege is treated as a sale for Federal income tax purposes and, depending on the circumstances, a short- or long-term capital gain or loss may be realized. The exchange privilege is available only to Shareholders residing in states where the Other Program is qualified for sale. A noncorporate Shareholder of the Program who exercises the Exchange Privilege may be required to certify to the Other Program his Social Security Number or Taxpayer Identification Number and that he is not subject to the backup withholding tax if he wishes to avoid a 31% backup withholding tax on distributions made to him by the Other Program.

      This Exchange Privilege may be modified or terminated at any time. The Program reserves the right to limit the number of times an investor may exercise the Exchange Privilege. To exercise the Exchange Privilege, a Shareholder should contact one of the Administrators, who will advise the Program and the Other Program of the exchange, or the Shareholder may write to the Agent requesting that the exchange be effected. Such letter must be signed exactly as the account is registered with signatures guaranteed by a member firm of a national or regional stock exchange or any commercial bank or trust company. Shareholders with Shares for which certificates have not been issued may exercise the Exchange Privilege by wire through their securities dealers. The Program reserves the right to require a properly completed Exchange Application.

DIVIDENDS AND TAXES

      The Program has qualified and intends to continue to qualify for the special tax treatment applicable to “regulated investment companies” under the Internal Revenue Code of 1986, as amended. If the Program qualifies as a “regulated investment company” and makes distributions to Shareholders (without regard to designated capital gain dividends) in an amount equal to or exceeding the sum of 90% of its investment company taxable income and 90% of its net interest income from tax-exempt obligations, it will not be subject to Federal income tax on such part of its net ordinary income or net realized capital gains, if any, as it distributes to Shareholders. The Program expects to distribute monthly substantially all of its net interest income, after expenses. Net realized capital gains, if any, will be distributed at least annually. Such distributions of net interest income and net realized capital gains will be reinvested in additional Shares in the Program unless the Shareholder elects to receive such distributions in cash. Distributions of net interest income to be reinvested in additional Shares, or to be received in cash if elected, will be made on the 15th day of the month, or on the next succeeding business day if the 15th falls on a holiday or weekend, for the accounts of Shareholders of record on the preceding business day of such month.

      The Code imposes a 4% non-deductible excise tax on a regulated investment company, such as the Program, if the company does not distribute annually to its shareholders an amount equal to at least 98% of the investment company’s ordinary income for the calendar year, plus at least 98% of the company’s capital gain net income for the one-year period ending on October 31 of such calendar year. In addition, an amount equal to any of the investment company’s undistributed ordinary income or capital gain net income from the previous calendar year must also be distributed to avoid the excise tax. The excise tax is imposed on the amount by which a company does not meet the foregoing distribution requirements. The excise tax will not, however, apply to the tax-exempt income of a regulated investment company, such as the Program, that pays “exempt-interest” dividends. In addition, if the Program has taxable income that would be subject to the excise tax, the Program intends to distribute such income so as to avoid payment of the excise tax.

      The Program intends to qualify to pay “exempt-interest” dividends as defined in the Code. If it so qualifies, dividends or any part thereof (other than any short-, or long-term capital gain distributions) paid by the Program which are attributable to interest on tax-exempt obligations and are designated by the Program as exempt-interest dividends in a written notice mailed to the Program’s Shareholders within 60 days after the close of its taxable year may be treated by Shareholders for all purposes as items of interest excludable from their gross income under Section 103(a) of the Code. However, a Shareholder is advised to consult his tax adviser with respect to whether exempt-interest dividends are excludable under Section 103(a) of the Code if received by a Shareholder who would be treated as a “substantial user” under Section 147(a)(1) of the Code if such Shareholder held the tax-exempt obligations directly. A Shareholder may not deduct interest on indebtedness incurred or continued to purchase or carry Shares to the extent attributable to exempt-interest dividends.

      Distributions to Shareholders of net short-term capital gains, if any, including distributions which are reinvested in additional Shares in the Program, will generally be taxable as ordinary income. Such distributions will constitute dividends for Federal income tax purposes, but, since no portion will arise from dividends, it is anticipated that such distributions will not qualify for the 70% dividends-received deduction for corporations. Distributions reflecting net long-term capital gains (designated as such by the Program) will be taxable to Shareholders as long-term capital gains regardless of the Shareholders’ holding period of the Shares. The maximum tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are the same as ordinary income rates for capital assets held for one year or less, and 20% for capital assets held for more than 12 months. The maximum tax rate applicable to net capital gains recognized by corporate taxpayers is 35%. In the event of the redemption of Shares, gain, if any, reflecting accrued but undistributed net interest income thereon may be subject to taxation as (depending on the length of time the Shareholder has held the redeemed Shares) long-, or short-term capital gains. Shareholders should consult their own tax advisers regarding the availability and effect of a certain tax election to mark-to-market shares of Common Stock held on January 1, 2002. Capital gains or losses recognized by corporate shareholders are subject to tax at the ordinary income tax rates applicable to corporations. The tax rates for capital gains described above apply to distributions of capital gains dividends by regulated investment companies such as the Program as well as to sales and exchanges of shares in regulated investment companies such as the Program. If a Shareholder receives a capital gain dividend and has held Shares of the Program for six months or less, any loss on the sale of such Shares shall, to the extent of the capital gain dividends paid on such shares, be treated as a long-term capital loss. If the Shareholder receives an exempt-interest dividend on Shares and holds those Shares for six months or less, any loss on the sale of such Shares shall, to the extent of the amount of such exempt interest dividend, be disallowed.

      All or a portion of the Program’s gains from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders. Distributions in excess of the

Program’s earnings and profits will first reduce the adjusted tax basis a of holder’s Shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the Shares are held as a capital asset).

      Any dividend declared by the Program in October, November or December of any year and made payable to Shareholders of record in such month will be deemed to be received on December 31 of such year if actually paid during the following January.

      Some Shareholders may be subject to a 31% withholding on reportable dividends, capital gains distributions and redemption payments (“backup withholding”). Backup withholding is not required with respect to dividends representing “exempt-interest.” Generally, Shareholders subject to backup withholding will be those for whom a certified Taxpayer Identification Number (“TIN”) is not on file with the Program, or who, to the Program’s knowledge, have furnished an incorrect TIN or with respect to whom the Internal Revenue Service has advised the Program that there must be backup withholding. When establishing an account, an investor must certify under penalties of perjury that the TIN is correct and that he is not subject to backup withholding.

      Every person required to file a tax return must disclose on such return the amount of exempt-interest dividends received from the Program during the taxable year. The disclosure of such amount is for informational purposes only. No later than 60 days after the end of each calendar year, the Program will send to Shareholders a written notice required by the Code designating the amount of its dividends which constitute “exempt-interest dividends,” the amount which is taxable as ordinary income and the amount which is taxable as long-term capital gain.

      A Shareholder may be subject to alternative minimum tax to the extent the Program holds private activity bonds and a corporate Shareholder’s alternative minimum taxable income may be increased to the extent of exempt interest dividends received from the Program. Interest income with respect to certain tax-exempt bonds, known as private activity bonds, is a preference item for purposes of the corporate and individual alternative minimum tax. To the extent that the Program invests in private activity bonds, Shareholders will have preference items attributable to their proportionate shares of the interest income received by the Program from such bonds. In addition, for purposes of calculating the corporate alternative minimum tax, a corporation is required to increase its alternative minimum taxable income by 75% of the amount by which adjusted current earnings exceed alternative minimum taxable income (determined without regard to this provision or net operating losses). Under this provision, interest income from tax-exempt bonds held by the Program would increase the alternative minimum taxable income of corporate Shareholders. The Program expects that it may hold private activity bonds.

      A deductible environmental tax is imposed on a corporation’s alternative minimum taxable income (computed without regard to either the alternative tax net operating loss deduction or the environmental tax deduction) at a rate of $12 per $10,000 (0.12%) of alternative minimum taxable income in excess of $2,000,000. The tax will be imposed even if the corporation is not required to pay an alternative minimum tax because the corporation’s regular income tax liability exceeds its minimum tax liability. The Program is not subject to the tax. The tax is imposed on the Program’s corporate Shareholders, however, and exempt-interest dividends paid by the Program that create alternative minimum tax preferences for corporate Shareholders will be subject to the tax.

      The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and these Regulations are subject to change by legislative or administrative action.

State and Local Taxes

      The exemption of interest income (including exempt-interest dividends) for Federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. Each Shareholder is advised to consult his own tax adviser in this regard.

      State and local taxing authorities may enact legislation which may require the Program to withhold a portion of dividends paid or credited to Shareholders.

PORTFOLIO TRANSACTIONS

      The Adviser is responsible for making portfolio investment decisions on behalf of the Program and effecting portfolio transactions with or through securities dealers, subject to the general supervision of the Directors of the Program. The Program will follow a policy that it will place securities transactions with a broker or dealer only if it expects to obtain the most favorable prices and executions of orders. Transactions in debt securities are generally made through securities dealers acting as principals, although the Program may purchase or sell such securities in brokerage transactions and affiliates of the Adviser may act as brokers therein if the Program expects thereby to obtain the most favorable price and execution. The portfolio securities of the Program generally are traded on a principal basis and normally do not involve either brokerage commissions or transfer taxes. The cost of portfolio securities transactions of the Program primarily consists of dealer or underwriter spreads (mark-ups and mark-downs). While reasonable competitive spreads or commissions are sought, the Program will not necessarily be paying the lowest spread or commission available. Under the Investment Company Act, persons affiliated with the Program are prohibited from dealing with the Program as a principal in the purchase and sale of securities for the Program unless such trading is permitted by an exemptive order issued by the Securities and Exchange Commission. The Program has obtained an exemptive order permitting it to engage in certain principal transactions involving high quality short-term Municipal Bonds. During the years ended December 31, 1999, December 31, 2000 and December 31, 2001, the Program did not purchase Municipal Bonds in principal transactions pursuant to the exemptive order. Also, under the Investment Company Act, the Program may not purchase Municipal Bonds from any underwriting syndicate of which Merrill Lynch is a member except pursuant to an exemptive order or rules adopted by the Securities and Exchange Commission. The Program recently received an exemptive order, under which it may purchase investment grade Municipal Bonds through group orders from an underwriting syndicate of which Merrill Lynch is a member subject to conditions set forth in such order (the “Group Order Exemptive Order”). A group order is an order for securities held in an underwriting syndicate for the account of all members of the syndicate, and in proportion to their respective participation in the syndicate. No transactions were executed pursuant to the Group Order Exemptive Order for the fiscal year ended July 31, 2001, the first fiscal year in which the Group Order Exemptive Order was in effect.

      While there is no undertaking or agreement to do so, the Adviser may allocate securities transactions among various dealers on the basis of supplementary statistical and research information and price quotation and other services furnished to the Program or the Adviser. Such statistical and research information may be used by the Adviser in providing investment advice for all of the accounts which it manages, and it is not possible to relate the benefits of such information to any particular account. The Adviser is able to fulfill its obligations to furnish a continuous investment program to the Program without such information from dealers. However, the Adviser considers access to such information to be an important element of financial management. While such information is considered useful, its value is not determinable and the Adviser does not feel that such information reduces its expenses. In implementing the above policies, the Program will not offset brokerage commissions paid to the affiliates of the Adviser, if any, against advisory fees payable to the Adviser, nor will it attempt to offset brokerage commissions payable to other brokers which effect Portfolio transactions for the Program. The Board has considered the propriety of seeking such offsets and has determined that it is in the best interest of the Program not to seek such offsets at this time and that it will reconsider this determination in the future at least annually. The Program may effect Portfolio transactions conducted on an agency basis through affiliates of the Adviser provided that, in the judgment of the Adviser, more favorable prices or executions are not obtainable elsewhere. During the fiscal years ended December 31, 1999 and 2000, the Program did not pay any brokerage commissions. During the fiscal year ended December 31, 2001, the Program paid $5,525 in brokerage commissions.

      An affiliated person of the Program may serve as broker for the Program in OTC transactions conducted on an agency basis. Certain court decisions have raised questions as to the extent to which investment companies should seek exemptions under the Investment Company Act in order to seek to recapture underwriting and dealer spreads from affiliated entities. The Board has considered all factors deemed relevant and have made a determination not to seek such recapture at this time. The Board will reconsider this matter from time to time.

      The Program may not purchase securities, including Municipal Bonds, during the existence of any underwriting syndicate of which Merrill Lynch is a member or in a private placement in which Merrill Lynch serves as placement agent except pursuant to procedures approved by the Board which either comply with rules adopted by the Securities and Exchange Commission or with interpretations of its staff. Rule 10f-3 under the Investment Company Act sets forth conditions under which the Program may purchase Municipal Bonds from an underwriting syndicate of which Merrill Lynch is a member. The rules sets forth requirements relating to, among other things, the terms of an issue of Municipal Bonds purchased by the Program, the amount of Municipal Bonds that may be purchased in any one issue and the assets of the Program that may be invested in a particular issue.

      Because of different objectives or other factors, a particular security may be bought for one or more clients of the Adviser or an affiliate when one or more clients of the Adviser or an affiliate are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Program or other clients or funds for which the Adviser or an affiliate acts a manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Adviser or an affiliate during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

PERFORMANCE DATA

      The Program may from time to time include its average annual total return, yield and tax equivalent yield in advertisements or information furnished to present or prospective shareholders. Both total return and yield figures are based on the Program’s historical performance and are not intended to indicate future performance. Average annual total return and yield are determined in accordance with formulas specified by the Securities and Exchange Commission.

      Quotations of average annual total return before taxes for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investments at the end of each period. Average annual total return before taxes is computed assuming all dividends are reinvested and taking into account all applicable recurring and nonrecurring expenses.

      Quotations of average annual total return after taxes on dividends for the specified periods are computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending value of such investment at the end of each period assuming payment of taxes on dividends received during such period. Average annual total return after taxes on dividends is computed assuming all dividends, less the taxes due on such dividends, are reinvested and taking into account all applicable recurring and nonrecurring expenses. The taxes due on dividends are calculated by applying to each dividend the highest marginal Federal individual income tax rates in effect on the reinvestment date for that dividend. The rates used correspond to the tax character of each dividend. The taxable amount and tax character of each dividend are specified by the Program on the dividend declaration date, but may be adjusted to reflect subsequent recharacterizations of distributions. The applicable tax rates may vary over the measurement period. The effects of state and local taxes are not reflected. Applicable tax credits, such as foreign credits, are taken into account according to Federal law. The ending value is determined assuming complete redemption at the end of the applicable periods with no tax consequences associated with such redemption.

      Quotations of average annual total return after taxes on both dividends and redemption for the specified periods are computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending value of such investment at the end of each period assuming payment of taxes on dividends received during such period as well as on complete redemption. Average annual total return after taxes on distributions and redemptions is computed assuming all dividends, less the taxes due on such dividends, are reinvested and taking into account all applicable recurring and nonrecurring expenses. The ending value is determined assuming complete redemption at the end of the applicable periods, subtracting capital gains taxes resulting from the redemption and adding the presumed tax benefit from capital losses resulting from redemption. The taxes due on dividends and on the deemed redemption are calculated by applying the highest marginal Federal individual income tax rates in effect on the reinvestment and/or the redemption date. The rates used correspond to the tax character of each component of each dividend and/or the redemption payment. The applicable tax rates may vary over the measurement period. The effects of state and local taxes are not reflected.

      Yield quotations will be computed based on a 30-day period by dividing the net income earned during the period based on the yield to maturity of each security held by the Program by the average daily number of shares outstanding during the period that were entitled to receive dividends times the maximum offering price per share on the last day of the period.

      The Program’s average annual total return and yield will vary depending upon market conditions, the securities comprising the Program’s Portfolio, the Program’s operating expenses and the amount of net capital gains or losses realized by the Program during the period. An investment in the Program will fluctuate and an investor’s Shares, when redeemed, may be worth more or less than their original cost.

      On occasion, the Program may compare its performance to that of the Standard & Poor’s 500 Index, the Value Line Composite Index, the Dow Jones Industrial Average, the Lehman Brothers Municipal Bond Index or performance data published by Lipper Analytical Services, Inc., Morningstar Publications, Inc., Money Magazine, U.S. News & World Report, Business Week, CDA Investment Technology, Inc., Forbes Magazine, Fortune Magazine or other industry publications. When comparing its performance to a market index, the Program may refer to various statistical measures derived from historical performance of the Program and the index, such as standard deviation and beta. From time to time, the Program may include the Program’s Morningstar risk-adjusted performance ratings in advertisements or supplemental sales literature. As with other performance data, performance comparisons should not be considered indicative of the Program’s relative performance for any future period.

      The Program may provide information designed to help investors understand how the Program is seeking to achieve its investment objectives. This may include information about past, current or possible economic, market, political, or other conditions, descriptive information on general principles of investing such as asset allocation, diversification and risk tolerance, discussion of the Program’s portfolio composition, investment philosophy, strategy or investment techniques, comparisons of the Program’s performance or portfolio composition to that of other funds or types of investments, indices relevant to the comparison being made, or to a hypothetical or model portfolio. The Program may also quote various measures of volatility and benchmark correlation in advertising and other materials, and may compare these measures to those of other funds or types of investments.

      Set forth below is the Program’s average annual total return information (before and after taxes) for the periods indicated:

	Year Ended	5-Year Period Ended	10-Year Period Ended
	December 31, 2001	December 31, 2001	December 31, 2001

Average Annual Total Return(a)	2.81%	4.06%	5.16%
Average Annual Total Return After Taxes(a)	2.80%	3.72%	4.96%
Yield
30 Days Ended 12/31/01	4.36%	N/A	N/A
Tax Equivalent Yield*
30 Days Ended 12/31/01	6.39%	N/A	N/A

(a)	Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based upon net investment income and any capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses.

*	Based on a Federal income tax rate of 27.5%.

      The Program may supplement this Statement of Additional Information with yield quotations to comply with certain regulations issued by the Securities and Exchange Commission with respect to the advertisement of performance. Yield quotations will be computed based on a 30-day period by dividing the net income earned during the period based on the yield to maturity of each security held by the Program by the average daily number of shares outstanding during the period that were entitled to receive dividends times the maximum offering price per share on the last day of the period.

GENERAL INFORMATION

Organization of the Program

      The Program, an open-end diversified management investment company registered under the Investment Company Act, was incorporated in Maryland on October 11, 1976. The Program does not intend to hold meetings of Shareholders unless under the Investment Company Act Shareholders are required to act on any of the following matters: (i) election of directors; (ii) approval of an investment advisory agreement; (iii) approval of a distribution plan or (iv) ratification of selection of independent accountants.

Description of Shares

      The Program is authorized to issue a total of 100,000,000 Shares of $.01 par value each. There is no limitation on the sales charge, if any, at which the Shares may be offered or the types of investors to whom offerings may be made. Shares are fully paid and non-assessable when issued, have no pre-emptive, conversion or exchange rights and are transferable without restriction. Each Share entitles the holder to one vote at all meetings of shareholders. Cumulative voting is not permitted. Thus the holders of more than 50% of the Shares voting for the election of the Directors can elect all of the Directors of the Program if they choose to do so and in such event the holders of the remaining Shares would not be able to elect any Directors. Holders of Shares are entitled to participate equally in dividends and distributions, and, in addition, in the event of the distribution or liquidation of the Program the holders of Shares will be entitled to participate equally in any assets of the Program. Unless requested to do so by a Shareholder, the Program will not ordinarily issue certificates representing Shares but will instead establish for each Shareholder through the Agent an account under which such Shares are held for safekeeping.

Custodian, Transfer, Program and Dividend Disbursing Agent

      The Bank of New York, 100 Church Street, New York, New York, 10286 acts as Custodian of the Program’s assets and as its Transfer Agent, Agent and Dividend Disbursing Agent. The Custodian is responsible for safeguarding and controlling the Program’s cash and securities, handling the receipt and delivery of securities and collecting interest on the Program’s investments. The Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. See “How to Buy, Sell, Transfer and Exchange Shares” in the Prospectus.

Independent Auditors

      Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281-1008 has been selected as the independent auditors of the Program. The selection of independent auditors is subject to approval by the non-interested Directors of the Program. The independent auditors are responsible for auditing the annual financial statements of the Program.

Legal Counsel

      Clifford Chance Rogers & Wells LLP, counsel for the Program, passes upon legal matters for the Program in connection with the Shares offered by the Prospectus.

Accounting Services Provider

      State Street Bank and Trust Company, 500 College Road East, Princeton, New Jersey 08540, provides certain accounting services for the Program.

Reports to Shareholders

      The fiscal year of the Program ends on December 31 of each year. The Program sends its Shareholders, at least semi-annually, reports showing the Program’s portfolio and other information. An Annual Report, containing financial statements audited by independent auditors, is sent to Shareholders each year.

Shareholder Inquiries

      Shareholder inquiries may be addressed to the Program at the address or telephone number set forth on the cover page of this Statement of Additional Information.

Additional Information

      The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Program has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act and the Investment Company Act, to which reference is hereby made.

      To the knowledge of the Program, no entity owned beneficially 5% or more of the Program’s shares as of April 1, 2002.

FINANCIAL STATEMENTS

      The Program’s audited financial statements are incorporated in this Statement of Additional Information by reference to its 2001 Annual Report. You may request a copy of the Annual Report at no charge by calling (800) 637-3863 between 8:00 a.m. and 8:00 p.m., Eastern time, on any business day.

APPENDIX

Ratings of Municipal Bonds

Description of Moody’s Investors Service, Inc.’s (“Moody’s”) Municipal Bond Ratings

Aaa	Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa	Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A	Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa	Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba	Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B	Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa	Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca	Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C	Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody’s believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

      Short-term Notes: The three ratings of Moody’s for short-term notes are MIG 1/VMIG 1, MIG 2/VMIG 2, and MIG 3/VMIG 3; MIG 1/VMIG 1 denotes “best quality, enjoying strong protection from established cash flows”; MIG 2/VMIG 2 denotes “high quality” with “ample margins of protection”; MIG 3/VMIG 3 instruments are of “favorable quality . . . but . . . lacking the undeniable strength of the preceding grades”.

Description of Moody’s Commercial Paper Ratings

      Moody’s Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers.

      Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of short-term promissory obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

      Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

      Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes to the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

      Issuers rated Not Prime do not fall within any of the Prime rating categories.

Description of Standard & Poor’s (“Standard & Poor’s”) Municipal Debt Ratings

      A Standard & Poor’s municipal debt rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

      The debt rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

      The ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources Standard & Poor’s considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on circumstances.

      The ratings are based, in varying degrees, on the following considerations:

I.	Likelihood of payment — capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

II.	Nature of and provisions of the obligation;

III.	Protection afforded to, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

AAA	Debt rated “AAA” has the highest rating assigned by Standard & Poor’s. Capacity to meet its financial commitment on the obligation is extremely strong.
AA	Debt rated “AA” differs from the highest rated issues only in small degree. The Obligor’s capacity to meet its financial commitment on the obligation is very strong.
A	Debt rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	Debt rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB	Debt rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative
B	characteristics. “BB” indicates the least degree of speculation and “C” the highest degree of
CCC	speculation. While such debt will likely have some quality and protective characteristics, these may be
CC	outweighed by large uncertainties or major risk exposures to adverse conditions.
C
D	Debt rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

      Plus (+) or Minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Description of Standard & Poor’s Commercial Paper Ratings

      A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A-1” for the highest quality obligations to “D” for the lowest. These categories are as follows:

A-1	This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.
A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1.”
A-3	Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.
B	Issues rated “B” are regarded as having only speculative capacity for timely payment.
C	This rating is assigned to short-term debt obligations with a doubtful capacity for payment.
D	Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired unless Standard & Poor’s believes that such payments will be made during such grace period.

      A commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

      A Standard & Poor’s note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

      — Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note.

      — Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

      Note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess very strong capacity to pay debt service is given a plus (+) designation.
SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3	Speculative capacity to pay principal and interest.

Description of Fitch Ratings’ (“Fitch”) Investment Grade Bond Ratings

      Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The rating represents Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

      The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.

      Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

      Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

      Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

      Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA	Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.
AA	Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.” Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+.”
A	Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.
BBB	Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

      Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “AAA” category.

NR	Indicates that Fitch does not rate the specific issue.
Conditional	A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.
Suspended	A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.
Withdrawn	A rating will be withdrawn when an issue matures or is called or refinanced and, at Fitch’s discretion, when an issuer fails to furnish proper and timely information.
FitchAlert	Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for potential downgrade, or “Evolving,” where ratings may be raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.

      Ratings Outlook: An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as “Positive” or “Negative.” The absence of a designation indicates a stable outlook.

Description of Fitch’s Speculative Grade Bond Ratings

      Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings (“BB” to “C”) represent Fitch’s assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligations for bond issues not in default. For defaulted bonds, the rating (“DDD” to “D”) is an assessment of the ultimate recovery value through reorganization or liquidation.

      The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength.

      Bonds that have the rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB	Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.
B	Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.
CCC	Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.
CC	Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.
C	Bonds are in imminent default in payment of interest or principal.
DDD	Bonds are in default in interest and/or principal payments. Such bonds are extremely speculative
DD	and should be valued on the basis of their ultimate recovery value in liquidation or reorganization
D	of the obligor. “DDD” represents the highest potential for recovery on these bonds, and “D” represents the lowest potential for recovery.

      Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “DDD,” “DD,” or “D” categories.

Description of Fitch’s Short-Term Ratings

      Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

      The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

      Fitch’s short-term ratings are as follows:

F-1+	Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.
F-1	Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F-1+.”
F-2	Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned “F-1+” and “F-1” ratings.
F-3	Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.
F-5	Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.
D	Default Issues assigned this rating are in actual or imminent payment default.
LOC	The symbol “LOC” indicates that the rating is based on a letter of credit issued by a commercial bank.

CODE #: 19103-04-02

PART C

Item 23.     Exhibits

Exhibit
Number			Description

(1)	(a)	—	Amended and Restated Articles of Incorporation of Registrant (incorporated by reference to Exhibit 1 to Amendment No. 2 to Form N-8B-1 of Registrant, 1940 Act File No. 811-2694).
	(b)	—	Articles Supplementary to the Articles of Incorporation of Registrant, dated October 12, 1994 (incorporated by reference to Exhibit 1(b) to Amendment No. 17 to Form N-1A of Registrant, 1940 Act File No. 811-2694).
(2)		—	By-Laws of the Registrant (incorporated by reference to Exhibit 2 to Amendment No. 17 to Form N-1A of Registrant, 1940 Act File No. 811-2694).
(3)		—	Not applicable.
(4)		—	Investment Advisory Agreement (incorporated by reference to Exhibit 5 to Amendment No. 2 to Form N-8B-1 of Registrant, 1940 Act File No. 811-2694).
(5)		—	Not applicable.
(6)		—	Not applicable.
(7)		—	Form of Custody Agreement between the Registrant and The Bank of New York (incorporated by reference to Exhibit 7 to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A of The Asset Program, Inc. (File No. 811-09733), filed on December 21, 1999).
(8)	(a)	—	Administration Agreement by and among the Registrant, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Prudential-Bache Securities, Inc. and Dean Witter Reynolds Inc. (incorporated by reference to Exhibit (9)a to Post-Effective Amendment No. 4 to Form N-1 of the Registrant, 1933 Act File No. 2-57442).
	(b)	—	Agency Agreement between The Bank of New York and Registrant (incorporated by reference to Exhibit (9) to Amendment No. 2 to Form N-8B-1 of Registrant, 1940 Act File No. 811-2694).
	(c)	—	Form of Administrative Services Agreement between the Registrant and State Street Bank and Trust Company (incorporated by reference to Exhibit 8(d) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Merrill Lynch Focus Twenty Fund, Inc. (File No. 333-89775) filed on March 20, 2001).
(9)		—	Opinion and Consent of Clifford Chance Rogers & Wells LLP (formerly Rogers & Wells LLP) (incorporated by reference to Exhibit 10 to Post-Effective Amendment No. 25 to Form N-1A of Registrant, 1933 Act File No. 2-57442).
(10)		—	Consent of Deloitte & Touche LLP, independent auditors for the Registrant.
(11)		—	Not applicable.
(12)		—	Not applicable.
(13)		—	Not applicable.
(14)		—	Not applicable.
(15)		—	Code of Ethics (incorporated by reference to Exhibit 15 to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A of Merrill Lynch Middle East/ Africa Fund, Inc. (File No. 33-55843), filed on March 29, 2000).

Item 24.     Persons Controlled by or Under Common Control with the Program

      Not applicable.

Item 25.     Indemnification

      Article VI of the By-Laws of Registrant is incorporated by reference to Exhibit (2) to Post-Effective Amendment No. 20 to Form N-1A of Registrant (1940 Act File No. 811-2694).

      The Maryland statutory indemnification provision is incorporated by reference to Exhibit (14) to Amendment No. 2 to Form N-8B-1 of Registrant (1940 Act File No. 811-2694).

Item 26. Business and Other Connections of Investment Adviser

      Fund Asset Management, L.P. (the “Investment Adviser” or “FAM”) acts as the investment adviser for the following open-end registered investment companies: CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Master Basic Value Trust, Master MidCap Growth Trust, Master Focus Twenty Trust, Master Large Cap Series Trust, Master Premium Growth Trust, Master Small Cap Value Trust, Master U.S. High Yield Trust, Mercury Global Holdings, Inc., Mercury HW Funds, Merrill Lynch Focus Value Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Bond Fund, Inc., Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch U.S. Government Mortgage Fund, The Asset Program, Inc., Merrill Lynch World Income Fund, Inc., and the Municipal Fund Accumulation Program, Inc.; and the following closed-end registered investment companies: Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Corporate High Yield Fund III, Inc., Corporate High Yield Fund IV, Inc., Corporate High Yield Fund V, Inc., Debt Strategies Fund, Inc., Master Senior Floating Rate Trust, MuniAssets Fund, Inc., MuniEnhanced Fund, Inc., MuniHoldings Fund, Inc., MuniHoldings Fund II, Inc., MuniHoldings California Insured Fund, Inc., MuniHoldings Florida Insured Fund, MuniHoldings Insured Fund, Inc., MuniHoldings Insured Fund II, Inc., MuniHoldings Michigan Insured Fund II, Inc., MuniHoldings New Jersey Insured Fund, Inc., MuniHoldings New York Insured Fund, Inc., MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield Pennsylvania Insured Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc. and Senior High Income Portfolio, Inc.

      Merrill Lynch Investment Managers (“MLIM”), an affiliate of FAM, acts as the investment adviser for the following open-end registered investment companies: Global Financial Services Master Trust, Merrill Lynch Equity Income Fund, Merrill Lynch Natural Resources Trust, Merrill Lynch Short-Term U.S. Government Fund, Inc., Merrill Lynch Balanced Capital Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Disciplined Equity Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Technology Fund, Inc., Merrill Lynch Emerging Markets Debt Fund, Inc., Merrill Lynch Utilities & Telecommunications Fund, Inc., The Asset Program, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Index Funds, Inc., Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch U.S.A. Government Reserves, Merrill Lynch U.S. Treasury Money Fund and Merrill Lynch Variable Series Funds, Inc.; and the following closed-end registered investment companies: Merrill Lynch Senior Floating Rate Fund, Inc. and The S&P 500® Protected Equity Fund, Inc. MLIM also acts as subadvisor to Merrill Lynch World Strategy Portfolio and Merrill Lynch Basic Value Equity Portfolio, two investment portfolios of EQ Advisors Trust.

      The address of each of these investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Merrill Lynch Funds for Institutions Series is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2646. The address of the Investment Adviser, MLIM, Princeton Services,

Inc. (“Princeton Services”) and Princeton Administrators, L.P. also is P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of FAM Distributors, Inc. (“FAMD”) is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) and Merrill Lynch & Co., Inc. (“ML & Co.”) is 800 Scudders Mill Road, Plainsboro, New Jersey 08536. The address of Financial Data Services, Inc. (“FDS”) is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

      Set forth below is a list of each officer and director of FAM indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since January 1, 2000 for his own account or in the capacity of director, officer, partner or trustee. In addition, Mr. Glenn is President and Mr. Burke is Vice President and Treasurer of FAM and MLIM and all or substantially all of the investment companies advised by FAM and MLIM and described in the first two paragraphs of this Item 26. Mr. Doll is an officer of one or more of such companies.

	Position With Investment	Other Substantial Business, Profession,
Name	Adviser	Vocation or Employment

ML & Co.	Limited Partner	Financial Services Holding Company; Limited Partner of MLIM.

Princeton Services, Inc.	General Partner	General Partner of MLIM.

Robert C. Doll, Jr.	President
President of MLIM; Co-Head (Americas Region) of MLIM from 2000 to 2001; Senior Vice President of MLIM from 1999 to 2001; Director of Princeton Services; Chief Investment Officer of OppenheimerFunds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999.

Terry K. Glenn	Chairman (Americas Region) and Executive Vice President
President, Merrill Lynch Mutual Funds; Executive Vice President of MLIM; Executive Vice President and Director of Princeton Services; President and Director of FAMD; Director of FDS; President of Princeton Administrators, L.P.

Donald C. Burke	First Vice President, Treasurer and Director of Taxation	First Vice President and Treasurer of MLIM; Senior Vice President and Treasurer of Princeton Services; Vice President of FAMD.

Philip L. Kirstein	General Counsel	General Counsel of MLIM; Senior Vice President, Director, General Counsel and Secretary of Princeton Services.

Deborah W. Landsmann-Yaros	Senior Vice President	Senior Vice President of MLIM; Senior Vice President of Princeton Services; Vice President of FAMD.

	Position With Investment	Other Substantial Business, Profession,
Name	Adviser	Vocation or Employment

Stephen M. M. Miller	Senior Vice President	Executive Vice President of Princeton Administrators; Senior Vice President of Princeton Services.

Mary E. Taylor	Head (Americas Region)	President and Chief Operating Officer of MLIM Canada; Vice President of Merrill Lynch & Co.

Item 27.     Principal Underwriters

      Not applicable.

Item 28.     Location of Accounts and Records

      All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained at the offices of Registrant, 800 Scudders Mill Road, Plainsboro, New Jersey 08536 and The Bank of New York, 5 Penn Plaza, New York, New York 10286.

Item 29.     Management Services

      Other than as set forth under “Management of the Program — Fund Asset Management” in the Prospectus constituting Part A of the Registration Statement and under “Investment Advisory and Administration Agreements” in the Statement of Additional Information constituting Part B of the Registration Statement, Registrant is not a party to any management-related service contract.

Item 30.     Undertakings

      Not applicable.

SIGNATURES

      Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the Township of Plainsboro, and State of New Jersey, on the 26th day of April, 2002.

THE MUNICIPAL FUND ACCUMULATION PROGRAM, INC.

(Registrant)

By:	/s/ DONALD C. BURKE

Donald C. Burke, Vice President

      Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* (Terry K. Glenn)	President and Director (Principal Executive Officer)
* (Donald C. Burke)	Vice President and Treasurer (Principal Financial and Accounting Officer)
* (Ronald W. Forbes)	Director
* (Cynthia A. Montgomery)	Director
* (Charles C. Reilly)	Director
* (Kevin A. Ryan)	Director
* (Roscoe S. Suddarth)	Director
* (Richard R. West)	Director
* (Edward D. Zinbarg)	Director
*By: /s/ DONALD C. BURKE (Donald C. Burke) Attorney-in-Fact		April 26, 2002

INDEX TO EXHIBITS

Exhibit
Number		Description

10	—	Consent of Deloitte & Touche LLP, independent auditors for the Registrant.